                                                                    EXHIBIT 10.6


                                                        CONFORMED COPY
                                                        [WITH EXHIBITS E, F,
                                                        G, H-1 AND H-2 CONFORMED
                                                        AS EXECUTED]





================================================================================


                                  $38,000,000

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                     among

                            STAFF ACQUISITION, INC.,

                              STAFF CAPITAL, L.P.,


                                 VARIOUS BANKS


                                      and


                                BANQUE PARIBAS,
                                    as Agent


                 _____________________________________________

                          Dated as of November 5, 1993

                                      and

                  Amended and Restated as of December 8, 1994

                 _____________________________________________

================================================================================

                               TABLE OF CONTENTS



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Section 1.  Amount and Terms of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.01  The Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.02  Minimum Amount of Each Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.03  Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.04  Disbursement of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.05  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.06  Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.07  Pro Rata Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.08  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.09  Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.10  Increased Costs, Illegality, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.11  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.12  Replacement of Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Section  2.  Letters Of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         2.01  Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         2.02  Minimum Stated Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.03  Letter of Credit Requests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.04  Letter of Credit Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.05  Agreement to Repay Letter of Credit Drawings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.06  Increased Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Section 3.  Commitment Commission; Fees; Reductions Of Commitment . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.01  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.02  Voluntary Termination of Unutilized Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.03  Mandatory Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Section 4.  Prepayments; Payments; Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         4.01  Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         4.02  Mandatory Repayments and Commitment Reductions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.03  Method and Place of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.04  Net Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

Section 5.  Conditions Precedent to the Restatement Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . .  23
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         5.01  Execution of Agreement; Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.02  Officer's Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.03  Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.04  Corporate Documents; Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.05  Employee Benefit Plans; Partnership Agreements; Management Agreements; Employment Agreements;
                 Collective Bargaining Agreements; Debt Agreements; Material Contracts  . . . . . . . . . . . . . . .  24
         5.06  Acknowledgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.07  Pledge Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         5.08  Security Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         5.09  Subsidiaries Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.10  Assumption Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.11  Adverse Change, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.12  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.13  Fees, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.14  Subsidiary Notes; Concentration Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.15  Solvency Letter; Insurance Analyses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.16  Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.17  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.18  Existing Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.19  Original Credit Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.20  Management Investor Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

Section 6.  Conditions Precedent to All Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.01  No Default; Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.02  Adverse Change, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.03  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.04  Notice of Borrowing; Letter of Credit Request  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.05  Subsequent Legal Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

Section 7.  Representations, Warranties and Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         7.01  Corporate or Partnership Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         7.02  Corporate or Partnership Power and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         7.03  No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         7.04  Governmental Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         7.05  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc.  . . . . . . . .  34
         7.06  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         7.07  True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         7.08  Use of Proceeds; Margin Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         7.09  Tax Returns and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         7.10  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         7.11  The Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
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         7.12  Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         7.13  Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.14  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.15  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.16  Public Utility Holding Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.17  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.18  Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.19  Patents, Licenses, Franchises and Formulas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         7.20  Restrictions on or Relating to Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         7.21  Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

Section 8.  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         8.01  Information Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (a)  Monthly Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (b)  Quarterly Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (c)  Annual Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (d)  Management Letters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                 (e)  Budgets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                 (f)  Officer's Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                 (g)  Notice of Default or Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                 (h)  Other Reports and Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 (i)  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 (j)  Annual Meetings with Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                 (k)  Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         8.02  Books, Records and Inspections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         8.03  Maintenance of Property, Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         8.04  Corporate Franchises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         8.05  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         8.06  Compliance with Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         8.07  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         8.08  End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.09  Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.10  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.11  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.12  Intellectual Property Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.13  Concentration Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         8.14  Additional Security; Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

Section 9.  Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         9.01  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         9.02  Consolidation, Merger, Purchase or Sale of Assets, etc.  . . . . . . . . . . . . . . . . . . . . . . .  53
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         9.03  Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.04  Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         9.05  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         9.06  Advances, Investments and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.07  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.08  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.09  Minimum EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         9.10  Minimum Consolidated Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         9.11  Interest Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         9.12  Consolidated Indebtedness to Consolidated EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         9.13  Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Partnership
                 Agreements, Certificates of Limited Partnership and Certain Other Agreements; etc. . . . . . . . . .  59
         9.14  Limitation on Certain Restrictions on Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         9.15  Limitation on Issuance of Equity Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         9.16  Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         9.17  Limitation on Creation of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

Section 10.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         10.01  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.02  Representations, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.03  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.04  Default Under Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.05  Bankruptcy, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.06  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         10.07  Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         10.08  Subsidiaries Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.09  Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.10  Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

Section 11.  Definitions And Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         11.01  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

Section 12.  The Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         12.01  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         12.02  Nature of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         12.03  Lack of Reliance on the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         12.04  Certain Rights of the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         12.05  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         12.06  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
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         12.07  The Agent in Its Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         12.08  Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         12.09  Resignation by the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

Section 13.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         13.01  Payment of Expenses, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         13.02  Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         13.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         13.04  Benefit of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         13.05  No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         13.06  Payments Pro Rata . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         13.07  Calculations; Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE  . . . . . . . . . . . . . . . . . . . . . . . . . .  90
         13.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         13.10  Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         13.11  Headings Descriptive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         13.12  Amendment or Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         13.13  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         13.14  Domicile of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93


SCHEDULE I                Commitments
SCHEDULE II               Projections
SCHEDULE III              Real Property
SCHEDULE IV               Capitalization
SCHEDULE V                Material Contracts
SCHEDULE VI               Insurance
SCHEDULE VII              Existing Liens

Exhibit A-1               Notice of Borrowing
Exhibit A-2               Notice of Conversion
Exhibit A-3               Letter of Credit Request
Exhibit B-1               Term Note
Exhibit B-2               Revolving Note
Exhibit C-1               Form of Opinion of Dechert Price & Rhoads
Exhibit C-2               Form of Opinion of Steven Cooley, Esq.
Exhibit D                 Officers' Certificate of Credit Parties
Exhibit E                 Subsidiary Acknowledgement
Exhibit F                 Borrower Acknowledgement
Exhibit G                 Partner Acknowledgement





                                      (v)

                                                                    Page
                                                                    ----
Exhibit H-1               Subsidiary Assumption Agreement
Exhibit H-2               Partner Assumption Agreement
Exhibit I                 Solvency Certificate
Exhibit J                 Bank Assignment and Assumption Agreement




                                      (vi)

                 AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 5, 1993, and amended and restated as of December 8, 1994, among STAFF CAPITAL, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Borrower"), STAFF ACQUISITION, INC., a corporation organized under the State of Delaware and general partner of the Borrower and its Subsidiaries (the "General Partner"), the financial institutions party hereto from time to time and BANQUE PARIBAS, as agent (the "Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 are used herein as therein defined.


                             W I T N E S S E T H :


                 WHEREAS, the Borrower, the General Partner, the Original Banks and the Agent are parties to a Credit Agreement, dated as of November 5, 1993 (as amended and modified to but not including the Restatement Effective Date, the "Original Credit Agreement");

                 WHEREAS, the Borrower and the General Partner have requested that the Original Credit Agreement be amended and restated and the Banks, the Original Banks and the Agent are willing to amend and restate the same upon the terms and conditions set forth below;


                 NOW, THEREFORE, the parties hereto agree that the Original Credit Agreement shall be and is hereby amended and restated in its entirety as follows:


                 Section 1.  Amount and Terms of Credit.

                 1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Term Loan Commitment severally agrees to make, on the Restatement Effective Date, a term loan (each, a "Term Loan" and, collectively, the "Term Loans") to the Borrower, which Term Loans
(i) except as hereinafter provided, shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all Term Loans comprising the same Borrowing shall be of the same Type and (ii) shall not exceed for any Bank, in initial aggregate principal amount, that amount which equals the Term Loan Commitment of such Bank on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)(i) but after giving effect to any reductions thereto on or prior to such date pursuant to Section 3.03(b)(ii)). Once repaid, Term Loans incurred hereunder may not be reborrowed.

                 (b) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees at any time and from time to time on and after the Restatement Effective Date and prior to the Final Maturity Date, to make a loan or loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof and (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Percentage and (y) the aggregate amount of Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of such Revolving Loans) at such time equals the Revolving Loan Commitment of such Bank at such time. No more than $5,800,000 in aggregate principal amount of Revolving Loans may be incurred on the Restatement Effective Date.

                 1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing hereunder shall not be less than the Minimum Borrowing Amount and, if greater, shall be in integral multiples of $100,000. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than five Borrowings of Eurodollar Loans.

                 1.03 Notice of Borrowing. Whenever the Borrower desires to make a Borrowing hereunder, it shall give the Agent at its Notice Office, prior to 12:00 Noon (New York time) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans to be made hereunder. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A-1, appropriately completed to specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the Loans being made pursuant to such Borrowing shall constitute Term Loans or Revolving Loans and (iv) whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Agent shall promptly give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters specified in the Notice of Borrowing.

                 1.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, each Bank with a Commitment of the respective Tranche will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Agent, and the Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Agent such Bank's portion of any Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower until the date such corresponding amount is recovered by the Agent, at a rate per annum equal to
(i) if recovered from such Bank, the cost to the Agent of acquiring overnight Federal Funds and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                 1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced
(i) if Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each a "Term Note" and, collectively, the "Term Notes") and (ii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes").

                 (b) The Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Term Loans made by such Bank on the Restatement Effective Date and be payable in the principal amount of Term Loans evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar

Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Subsidiaries Guaranty and be secured by the Security Documents.

                 (c) The Revolving Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Subsidiaries Guaranty and be secured by the Security Documents.

                 (d) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

                 1.06 Conversions. The Borrower shall have the option to convert on any Business Day all or a portion at least equal to the Minimum Borrowing Amount of the outstanding principal amount of the Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one Type of Loan into a Borrowing or Borrowings (of the same Tranche) of the other Type of Loan; provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings than is permitted under Section
1.02. Each such conversion shall be effected by the Borrower by giving the Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") which notice shall be in the form of Exhibit A-2, appropriately completed to specify the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans. Upon any such conversion the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Loans being converted.

                 1.07 Pro Rata Borrowings. All Borrowings of Term Loans and Revolving Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their respective Term Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

                 1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date of the Borrowing thereof until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the sum of the Applicable Margin relating thereto plus the Base Rate in effect from time to time.

                 (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date of the Borrowing thereof until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin relating thereto plus the Quoted Rate for such Interest Period.

                 (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 4-1/2% in excess of the Base Rate in effect from time to time and (y) the rate which is 2% in excess of the rate of interest then applicable to such Loan, in each case with such interest to be payable on demand.

                 (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment (on the amount repaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                 (e) Upon each Interest Determination Date, the Agent shall determine the Quoted Rate for the Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                 1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Eurodollar Loan

(in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period; provided that:

                   (i) all Eurodollar Loans comprising a single Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                 (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                   (v) no Interest Period may be selected at any time when a Default or Event of Default then exists;

                  (vi) no Interest Period shall be selected which extends beyond the Final Maturity Date; and

                 (vii) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond any Scheduled Repayment Date if, after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans maintained as Eurodollar Loans which have Interest Periods expiring after such Scheduled Repayment Date will be in excess of the aggregate principal amount of Term Loans then outstanding less the aggregate amount of the Scheduled Repayment on such Scheduled Repayment Date.

                 If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is prohibited from electing as a result of any of the above clauses, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                 1.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Agent):

                   (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Quoted Rate; or

                  (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Bank of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank imposed by the jurisdiction in which its principal office or applicable lending office is located) or (B) a change in official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted Rate) and/or (y) other circumstances since the date of this Agreement affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

                 (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having the force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, within two Business Days following written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                 (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (i) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, by giving the Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Agent pursuant to Section 1.10(a)(ii) or
(iii), cancel the respective Borrowing, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan; provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                 (c) If at any time after the date hereof, any Bank determines that the introduction or implementation of or any change in applicable law or governmental rule, regulation, order, any guideline, directive or request (whether or not having the force of law and including, without limitation, those announced or published prior to the Restatement Effective Date) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Borrower shall pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank for the increased cost to such Bank or the reduction in the rate of return to such Bank as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable; provided that such Bank's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c).

                 (d) Each Bank agrees that upon the occurrence of any event giving rise to the operation of Section 1.10 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding or minimizing the consequence of the event giving rise to the operation of any provisions of such Section. The Borrower agrees to pay all costs and expenses incurred by such Bank in utilizing such other lending office. Nothing in this Section 1.10(d) shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10.

                 1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a));
(ii) if any repayment (including any repayment made pursuant to Section 4.02 or a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b). A Bank's basis for requesting compensation pursuant to this Section, and a Bank's calculations of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

                 1.12 Replacement of Banks. If (x) any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or (y) as provided in Section 13.12(b) in the case of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks, the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Bank (the "Replaced Bank") with one or more Eligible Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank"), reasonably acceptable to the Agent or, at the option of the Borrower, to replace only the Revolving Loan Commitment (and Revolving Loans outstanding pursuant thereto) of the Replaced Bank with an identical Revolving Loan Commitment provided by the Replacement Bank, provided that (i) at the time of any replacement pursuant to this Section 1.12, the Replacement Bank shall enter into one or more assignment and assumption agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans) of the Replaced Bank and, in connection therewith, shall pay to the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued and unpaid interest on, all outstanding Loans (or, in the case of the replacement of only the Revolving Loan Commitment, the outstanding Revolving Loans) of the Replaced Bank and (B) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01 hereof and (ii) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note executed by the Borrower, (x) the Replacement Bank shall become a Bank hereunder and, unless the respective Replaced Bank continues to have outstanding Term Loans hereunder, the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank, and (y) if so requested by the Borrower, the Replaced Bank shall deliver to the Borrower for cancellation the Notes evidencing the Commitments and outstanding Loans of the Replaced Bank acquired pursuant to this Section 1.12.

                 Section  2.  Letters Of Credit.

                 2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request the Issuing Bank to issue, at any time and from time to time after the Restatement Effective Date and prior to the Final Maturity Date, for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries, an irrevocable standby letter of credit in a form customarily used by the Issuing Bank or in such other form as has been approved by the Issuing Bank in support of said L/C Supportable Indebtedness (each such Letter of Credit, a "Letter of Credit" and collectively, the "Letters of Credit"). All Letters of Credit shall be denominated in Dollars.

                 (b) The Issuing Bank agrees that it will (subject to the terms and conditions contained herein), after the Restatement Effective Date at any time and from time to time after the Restatement Effective Date and prior to the Final Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit, in support of such L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder; provided, that the Issuing Bank shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

                   (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Bank is not otherwise compensated) not in effect on the Restatement Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Issuing Bank as of the Restatement Effective Date and which the Issuing Bank in good faith deems material to it; or

                  (ii) the Issuing Bank shall have received notice from any Bank prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.03(b).

                 (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, but prior to the issuance of, the respective Letter of Credit) at such time, would exceed $5,000,000, (ii) each Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any Letter of Credit may be renewable for successive periods of up to 12 months, but not beyond the Final Maturity Date on terms acceptable to the Issuing Bank) and (y) the Final Maturity Date and
(iii) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings at such time and the aggregate principal amount of all Revolving Loans then outstanding, would exceed an amount equal to the Total Revolving Loan Commitment then in effect.

                 (d) Notwithstanding the foregoing, in the event that any Bank Default exists, the Issuing Bank shall not be required to issue the Letter of Credit so requested unless the Issuing Bank has entered into arrangements satisfactory to the Issuing Bank to eliminate the Issuing Bank's risk with respect to the Bank that is the subject of the Bank Default, including by cash collateralizing such Bank's Percentage of such Letter of Credit.

                 2.02 Minimum Stated Amount. The Stated Amount of each Letter of Credit shall be not less than $100,000 or such lesser amount as is acceptable to the Issuing Bank.

                 2.03 Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Agent and the Issuing Bank at least 10 days' (or such shorter period as is acceptable to the Issuing Bank in any given case) written notice prior to the proposed date of issuance (which shall be a Business Day), which notice shall be in the form of Exhibit A-3 (each a "Letter of Credit Request"). The Agent shall promptly transmit copies of each Letter of Credit Request to each Bank.

                 (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the Issuing Bank has received notice from any Bank before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or 6, as the case may be, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then the Issuing Bank may issue the requested Letter of Credit for the account of the Borrower in accordance with the Issuing Bank's usual and customary practices. Upon its issuance of any Letter of Credit, the Issuing Bank shall promptly notify each Bank of such issuance, which notice shall be accompanied by a copy of the Letter of Credit actually issued.

                 2.04 Letter of Credit Participations. (a) Immediately upon the issuance by the Issuing Bank of any Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Bank with a Revolving Loan Commitment, other than the Issuing Bank (each such Bank, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Total Revolving Loan Commitment or the Percentages of the Banks pursuant to Section 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Percentages of the assignor and assignee Bank or of all Banks with Revolving Loan Commitments, as the case may be.

                 (b) In determining whether to pay under any Letter of Credit, the Issuing Bank shall not have any obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to the Borrower or any Bank.

                 (c) In the event that the Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Issuing Bank pursuant to Section 2.05(a), the Issuing Bank shall promptly notify the Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Agent for the account of the Issuing Bank the amount of such Participant's Percentage of such unreimbursed payment in Dollars and in same day funds. If the Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Agent at the Payment Office of the Agent for the account of the Issuing Bank in Dollars such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Agent for the account of the Issuing Bank, such Participant agrees to pay to the Agent for the account of the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent for the account of the Issuing Bank at the overnight Federal Funds Rate. The failure of any Participant to make available to the Agent for the account of the Issuing Bank its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Agent for the account of the Issuing Bank its Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Agent for the account of the Issuing Bank such other Participant's Percentage of any such payment.

                 (d) Whenever the Issuing Bank receives a payment of a reimbursement obligation as to which the Agent has received for the account of the Issuing Bank any payments from the Participants pursuant to clause (c) above, the Issuing Bank shall pay to the Agent and the Agent shall promptly pay each Participant which has paid its Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based on the proportionate aggregate amount funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                 (e) Upon the request of any Participant, the Issuing Bank shall furnish to such Participant copies of any Letter of Credit issued by the Issuing Bank and such other documentation as may reasonably be requested by such Participant.

                 (f) The obligations of the Participants to make payments to the Agent for the account of the Issuing Bank with respect to Letters of Credit issued shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                   (i) any lack of validity or enforceability of this Agreement or any of the Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and/or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

                 (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                   (v)  the occurrence of any Default or Event of Default.

                 2.05 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the Issuing Bank, by making payment to the Agent in immediately available funds at the Payment Office (or by making the payment directly to the Issuing Bank at such location as may otherwise have been agreed upon by the Borrower and the Issuing Bank), for any payment or disbursement made by the Issuing Bank under any Letter of Credit (each such amount so paid until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by the Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Issuing Bank is reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus 4.5%, with such interest to be payable on demand. The Issuing Bank shall provide the Borrower prompt notice of each Drawing under any Letter of Credit; provided that a failure to give any such notice shall in no way effect, impair or diminish the Borrower's obligations under this Section 2.05(a) or under any other Section of this Agreement.

                 (b) The obligations of the Borrower under this Section 2.05 to reimburse the Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as Issuing Bank or as Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that the Borrower shall not be obligated to reimburse the Issuing Bank for any wrongful payment made by the Issuing Bank under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Bank.

                 2.06 Increased Costs. If at any time after the date hereof, the Issuing Bank or any Participant determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law and including without limitation those announced or published prior to the Restatement Effective
Date) or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Issuing Bank or any Participant with any request or directive by any such authority (whether or not having the force of law), shall either
(i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by the Issuing Bank or participated in by any Participant, or (ii) impose on the

Issuing Bank or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit, and the result of any of the foregoing is to increase the cost to the Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by the Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon demand to the Borrower by the Issuing Bank or any Participant (a copy of which demand shall be sent by the Issuing Bank or such Participant to the Agent), the Borrower shall pay to the Issuing Bank or such Participant such additional amount or amounts as will compensate such Bank for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. In determining such additional amounts, the Issuing Bank or such Participant will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided such Issuing Bank's or Participant's determination of compensation owing under this
Section 2.06 shall, absent manifest error, be final and conclusive and binding on all the parties hereto. The Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this
Section 2.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by the Issuing Bank or such Participant (a copy of which certificate shall be sent by the Issuing Bank or such Participant to the Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate the Issuing Bank or such Participant, although failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 2.06. The certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final, conclusive and binding on the Borrower.


                 Section 3.  Commitment Commission; Fees; Reductions Of
Commitment.

                 3.01 Fees. (a) The Borrower agrees to pay to the Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment a commitment commission (the "Commitment Commission") for the period from and including the Restatement Effective Date to, but excluding, the Final Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated) computed at a rate for each day equal to 1/2 of 1% per annum on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Bank. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Final Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

                 (b) The Borrower agrees to pay to the Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued by the Issuing Bank hereunder (the "Facing Fee") in an amount equal to 1/2 of 1% of the daily Stated Amount of such Letter of Credit, such Facing Fee to be due and payable in arrears to the Issuing Bank in respect of each Letter of Credit issued by it on each Quarterly Payment Date and on the date of the termination of the Total Revolving Loan Commitment.

                 (c) The Borrower agrees to pay to the Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit, computed at a rate per annum equal to 2 1/2% of the daily Stated Amount of such Letter of Credit. Letter of Credit Fees shall be distributed by the Agent to the Banks on the basis of their respective Percentages as in effect from time to time. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date of the termination of the Total Revolving Loan Commitment.

                 (d) The Borrower shall pay, upon each drawing under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge which the Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit.

                 (e) The Borrower shall pay to the Agent or the Issuing Bank (each for its own account) such other fees and other compensation as have been agreed to in writing by the Borrower and the Agent or the Issuing Bank.

                 (f) Notwithstanding anything to the contrary contained in this Agreement or in the Original Credit Agreement, all unpaid Fees under, and as defined in, the Original Credit Agreement (including without limitation Commitment Commission (as defined in the Original Credit Agreement)) accrued prior to the Restatement Effective Date shall be payable on the Restatement Effective Date.

                 3.02 Voluntary Termination of Unutilized Commitments. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part; provided that (a) each such reduction shall apply proportionately to reduce the Revolving Loan Commitment of each Bank with such a Commitment and (b) any partial reduction pursuant to this
Section 3.02 shall be in integral multiples of at least $250,000.

                 3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the Term Loan Commitment and the Revolving Loan Commitment of each Bank) shall terminate on December 15, 1994 unless the Restatement Effective Date has occurred on or before such date.

                 (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Bank) shall (i) terminate in its entirety on the Restatement Effective Date (after giving effect to the making of the Term Loans on such date) and (ii) prior to the termination of the Total Term Loan Commitment as provided in clause (i) above be reduced from time to time to the extent required by Section 4.02.

                 (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate on the Final Maturity Date.

                 (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall be reduced at the time any payment is required to be made on the principal amount of Revolving Loans (or would be required to be made if Revolving Loans were then outstanding) pursuant to Section 4.02(B)(a), by an amount equal to the maximum amount of Revolving Loans that would be required to be repaid pursuant to Section 4.02(B)(a) assuming that Revolving Loans were outstanding in an aggregate principal amount equal to the Total Revolving Loan Commitment.

                 (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment shall be reduced by the amount of $3,000,000 on March 31, 1995.

                 (f) Each reduction to the Total Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.


                 Section 4.  Prepayments; Payments; Taxes.

                 4.01  Voluntary Prepayments.   The Borrower shall have the
right to prepay Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) the Borrower shall give the Agent prior to 12:00 Noon (New York time) at its Notice Office at least three Business Days' prior written notice in the case of Eurodollar Loans and one Business Day's prior written notice in the case of Base Rate Loans of its intent to prepay the Loans, whether Term Loans or Revolving Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Agent shall promptly transmit to each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least the Minimum Borrowing Amount and, if greater, in integral multiples of $100,000; provided that no partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount; (iii) prepayments of Eurodollar Loans made pursuant to this Section 4.01 may only be made so long as at the time of such prepayment there shall be no outstanding Base Rate Loans and any compensation required to be paid to each Bank pursuant to Section 1.11 for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans) which such Bank may sustain as a result of such prepayment is made at the time of any such prepayment of Eurodollar Loans; and (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided that at the Borrower's election in connection with any prepayment pursuant to this Section 4.01, any prepayment in respect of Revolving Loans shall not be applied to any Revolving Loan of a Defaulting Bank. All prepayments of Term Loans made pursuant to this Section 4.01 shall reduce in inverse order of maturity the then remaining Scheduled Repayments.

                 4.02  Mandatory Repayments and Commitment Reductions.

                 (A)  Requirements:

                 (a) On any day on which the sum of the aggregate outstanding principal amount of the Revolving Loans and Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall prepay the principal of Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Agent at the Payment Office on such date an amount of cash equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash to be held as security for all Obligations hereunder in a cash collateral account to be established by the Agent.

                 (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below (each, a "Scheduled Repayment Date"), the principal amount of Term Loans set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02(B)(a), a "Scheduled Repayment"):

Scheduled Repayment Dates                                                    Amount
-------------------------                                                  ----------
     December 31, 1994                                                     $  300,000
     March 31, 1995                                                        $  750,000

     June 30, 1995                                                         $  750,000
     September 30, 1995                                                    $  750,000
     December 31, 1995                                                     $  750,000
     March 31, 1996                                                        $1,000,000
     June 30, 1996                                                         $1,000,000
     September 30, 1996                                                    $1,000,000
     December 31, 1996                                                     $1,000,000
     March 31, 1997                                                        $1,250,000
     June 30, 1997                                                         $1,250,000
     September 30, 1997                                                    $1,250,000
     December 31, 1997                                                     $1,250,000
     March 31, 1998                                                        $1,500,000
     June 30, 1998                                                         $1,500,000
     September 30, 1998                                                    $1,500,000
     December 31, 1998                                                     $1,500,000
     March 31, 1999                                                        $1,675,000
     June 30, 1999                                                         $1,675,000
     September 30, 1999                                                    $1,675,000
     Final Maturity Date                                                   $1,675,000

                 (c) Subject to and in accordance with Section 4.02(B), on each date after the Original Effective Date upon which the General Partner, the Borrower or any of their respective Subsidiaries receives any proceeds from any sale or issuance of its equity or partnership interests other than in connection with an Approved Incentive Plan, or from any incurrence of Indebtedness for borrowed money (other than (i) equity contributions to any Subsidiary of the Borrower made by the General Partner, the Borrower or any other Subsidiary of the Borrower, (ii) Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.05 as such Section is in effect on the Restatement Effective Date and (iii) additional Indebtedness permitted to be incurred by the Borrower pursuant to Section 9.05 as such Section may be modified by the Required Banks from time to time but only to the extent that the Required Banks expressly waive the applicability of this Section 4.02(A)(c) with respect to the incurrence of such additional Indebtedness or expressly permit the proceeds thereof to be used for purposes other than for repayments pursuant to this Section 4.02(A)(c)), an amount equal to 100% of the cash proceeds of the respective equity or partnership interest issuance or incurrence (net of underwriting discounts and commissions and other reasonable costs associated therewith) shall be applied as a mandatory repayment of principal of outstanding Loans (or, if the Restatement Effective Date has not yet occurred, as a mandatory reduction to the Total Term Loan Commitment).

                 (d) Subject to and in accordance with Section 4.02(B), no later than 90 days after the last day of each fiscal year of the Borrower, an amount equal to 75% of Excess

Cash Flow for such fiscal year shall be applied as a mandatory repayment of principal of the then outstanding Loans.

                 (e) Subject to and in accordance with Section 4.02(B), on each date after the Original Effective Date on which the General Partner, the Borrower or any of their respective Subsidiaries receives proceeds from any sale of assets (excluding (i) partnership interests, capital stock or securities issued in connection with an Approved Incentive Plan and (ii) sales of vehicles and equipment which, in the reasonable judgment of the Borrower have become obsolete, worn out or uneconomic, in the Ordinary Course of Business, the proceeds of which are used, or irrevocably committed, to purchase replacement assets within 90 days from the date of sale so long as the aggregate amount of Net Sale Proceeds excluded pursuant to this clause (ii) does not exceed $200,000 in the aggregate in any fiscal year of the Borrower), an amount equal to 100% of the Net Sale Proceeds thereof shall be applied as a mandatory repayment of principal of the then outstanding Loans (or, if the Restatement Effective Date has not yet occurred, as a mandatory reduction to the Total Term Loan Commitment).

                 (B)  Application:

                 (a) Each mandatory repayment of Loans pursuant to Sections 4.02(A)(c), (d) and (e) shall be applied (i) first, to prepay the principal of outstanding Term Loans, which prepayments shall reduce the then remaining Scheduled Repayments in inverse order of maturity based upon the then remaining amount of each Scheduled Repayment after giving effect to all prior reductions thereto, (ii) second, to prepay the principal of outstanding Revolving Loans (with a corresponding reduction to the Total Revolving Loan Commitment) and
(iii) third, to reduce the remaining Total Revolving Loan Commitment (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this Section 4.02(B)(a) even though cash is not actually applied).

                 (b)  With respect to each repayment of Loans required by this
Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made; provided that:
(i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a single Borrowing shall be applied pro rata among such Loans.

                 (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans shall be repaid in full on the Final Maturity Date.

                 4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                 4.04 Net Payments. (a) All payments made by the Borrower hereunder, or by the Borrower under any Note, will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (but excluding, except as provided in the third succeeding sentence, any tax imposed on or measured by the net income of a Bank pursuant to the laws of the jurisdiction in which it is organized or in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax
receipts evidencing such payment by the Borrower.   The Borrower shall
reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located as such Bank shall determine are payable by such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the second preceding sentence. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

                 (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes agrees (i) to provide to the Borrower on or prior to the Restatement Effective Date (it being understood that any such forms delivered in connection with the Original Credit Agreement shall be sufficient for purposes of this Section 4.04(b)) two original signed copies of Internal Revenue Service Form 4224 or Form 1001 certifying to such Bank's entitlement to an exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note and (ii) that, to the extent legally entitled to do so, (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 13.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank and (y) with respect to any such Bank, upon the reasonable request by the Borrower after the Restatement Effective Date, it will provide to the Borrower two original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or any successor forms) certifying to such Bank's entitlement to an exemption from, or reduction in, United States withholding tax with respect to payments to be made under this Agreement and under any Note. Notwithstanding anything to the contrary contained in Section 4.04(a), the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder (without any obligation to pay the respective Bank additional amounts with respect thereto) for the account of any Bank which has not provided to the Borrower such forms required to be provided to the Borrower by a Bank pursuant to the first sentence of this Section 4.04(b). Notwithstanding anything to the contrary contained in the preceding sentence, the Borrower agrees to indemnify each Bank referred to in the previous sentence in the manner set forth in Section 4.04(a) in respect of any amounts deducted or withheld by it as described in the previous sentence as a result of any changes after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                 Section 5. Conditions Precedent to the Restatement Effective Date. The occurrence of the Restatement Effective Date pursuant to Section 13.10, the obligation of each Bank to make Loans and the obligation of the Issuing Bank to issue any Letter of Credit, is subject on the Restatement Effective Date and at the time of each such Credit Event to the satisfaction of the following conditions:

                 5.01 Execution of Agreement; Notes. On the Restatement Effective Date (i) this Agreement shall have been executed and delivered in accordance with Section 13.10 and (ii) there shall have been delivered to the Agent for the account of each of the Banks the appropriate Term Note or Revolving Note executed by the Borrower in the amount, maturity and as otherwise provided herein.

                 5.02 Officer's Certificate. On the Restatement Effective Date, the Agent shall have received a certificate dated the Restatement Effective Date signed on behalf of the General Partner by any senior officer of the General Partner and on behalf of the Bor-rower by the President, any Executive Vice President or any Vice President of the Borrower stating that all of the conditions in Sections 5.11, 5.12, 5.16, 6.01, 6.02 and 6.03 have been satisfied on such date.

                 5.03 Opinions of Counsel. On the Restatement Effective Date, the Agent shall have received from (i) Dechert Price & Rhoads, counsel to the General Partner, the Borrower and its Subsidiaries, an opinion addressed to the Agent, the Issuing Bank and each of the Banks and dated the Restatement Effective Date covering the matters set forth in Exhibit C-1 and (ii) from Steven Cooley, General Counsel of the Borrower, an opinion addressed to the Agent, the Issuing Bank and each of the Banks and dated the Restatement Effective Date covering the matters set forth in Exhibit C-2, each of which opinions shall be in form and substance satisfactory to the Agent and the Required Banks and shall cover such other matters incident to the transactions contemplated herein as the Agent may reasonably request.

                 5.04 Corporate Documents; Proceedings. (a) On the Restatement Effective Date, the Agent shall have received a certificate, dated the Restatement Effective Date, signed by the President, any Executive Vice President or any Vice President of each Credit Party (other than limited partners of the Borrower), and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit D with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws or Certificate of Limited Partnership of such Credit Party and the resolutions or similar evidence of authority of such Credit Party referred to in such certificate, and the foregoing shall be acceptable to the Agent and the Required Banks in their sole discretion.

                 (b) All corporate or partnership and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Agent and the Required Banks, and the Agent shall have received all information and copies of all documents and papers, including records of corporate or partnership proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Agent or the Required Banks reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                 5.05 Employee Benefit Plans; Partnership Agreements; Management Agreements; Employment Agreements; Collective Bargaining Agreements; Debt Agreements; Material Contracts. On the Restatement Effective Date, there shall have been delivered to the Agent true and correct copies, certified as true and complete by an appropriate officer of the Borrower of:

                   (i) all "employee benefit plans" (as defined in Section 3 of ERISA), or other similar plans or arrangements maintained by the Borrower or any Subsidiary, for the benefit of employees of the Borrower or any Subsidiary and any profit sharing plans and deferred compensation plans maintained by the Borrower or any Subsidiary for the benefit of employees of the Borrower or any Subsidiary (collectively, the "Employee Benefit Plans");

                  (ii) all agreements entered into by the General Partner, the Borrower or any Subsidiary or the partners of any thereof governing the terms and relative rights of the partnership interests in the Borrower or any Subsidiary (collectively, the "Partnership Agreements");

                 (iii) all agreements with members of, or with respect to the, management of the Borrower or any Subsidiary other than Employment Agreements (collectively, the "Management Agreements");

                  (iv) any employment agreements entered into by the Borrower or any Subsidiary with any members of senior management of the Borrower or any Subsidiary (collectively, the "Employment Agreements");

                   (v) all collective bargaining agreements applying or relating to any employee of the Borrower or any Subsidiary (collectively, the "Collective Bargaining Agreements");

                  (vi) any agreement evidencing or relating to Indebtedness of the Borrower or any Subsidiary which is to remain outstanding after giving effect to the incurrence of Loans on the Restatement Effective Date and which evidences Indebtedness in excess of $100,000 (collectively, the "Debt Agreements"); and

                 (vii) all Material Contracts of the Borrower and its Subsidiaries;

all of which Employee Benefit Plans, Partnership Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Debt Agreements and Material Contracts shall be in form and substance satisfactory to the Agent and the Required Banks provided, however, that only those Employee Benefit Plans, Partnership Agreements, Management Agreements, Employments Agreements, Collective Bargaining Agreements, Debt Agreements and Material Contracts which were not in existence on the Original Effective Date or, if in existence on the Original Effective Date, have been materially modified since such date, shall be required to be delivered pursuant to this Section 5.05.

                      5.06 Acknowledgments. (a) On the Restatement Effective Date, each Subsidiary of the Borrower party to the Subsidiaries Guaranty and the Subsidiaries Security Agreement prior to the Restatement Effective Date shall have duly authorized, executed and delivered an acknowledgment and agreement in the form of Exhibit E (the "Subsidiary Acknowledgment"), which acknowledgment and agreement, among other things, (i) acknowledges this Agreement and the transactions contemplated hereby, (ii) acknowledges and agrees that, the "Obligations" (as defined in each of such documents) include all of the Obligations under this Agreement after giving effect to the Restatement Effective Date and any increase in the amounts owing to the Banks or the Agent under this Agreement, (iii) acknowledges and agrees that, after giving effect to the Restatement Effective Date, each of the Subsidiaries Guaranty and the Subsidiaries Security Agreement shall remain in full force and effect in accordance with the respective terms thereof and (iv) contains any additional information required to be set forth as of the Restatement Effective Date on any Schedule to the Subsidiaries Security Agreement.

                      (b) On the Restatement Effective Date, the Borrower shall have duly authorized, executed and delivered an acknowledgment and agreement in the form of Exhibit F (the "Borrower Acknowledgment") with respect to the Borrower Partnership Pledge Agreement, the Borrower Pledge Agreement and the Borrower Security Agreement, which acknowledgement and agreement, among other things, (i) acknowledges and agrees that, the "Obligations" (as defined in each of such documents) include all of the Obligations under this Agreement after giving effect to the Restatement Effective Date and any increase in the amounts owing to the Banks or the Agent under this Agreement, (ii) acknowledges and agrees that, after giving effect to the Restatement Effective Date, each of the Borrower Partnership Pledge Agreement, the Borrower Pledge Agreement and the Borrower Security Agreement shall remain in full force and effect in accordance with the respective terms thereof and (iii) contains any additional information required to be set forth as of the Restatement Effective Date on any Schedule to any such document, and the Borrower shall have taken all actions reasonably requested by the Agent (including, without limitation, the obtaining of UCC-11's or equivalent reports and the filing of UCC-1's or UCC-3's) in connection with the granting of liens pursuant to the Borrower Partnership Pledge Agreement.

                      (c) On the Restatement Effective Date, the General Partner and each limited partner of the Borrower party to the Partner Pledge Agreement shall have duly authorized, executed and delivered an acknowledgement and agreement in the form of Exhibit G (the "Partner Acknowledgement"), which acknowledgement and agreement, among other things, (i) acknowledges and agrees that, the "Obligations" (as defined in such agreement) include all of the Obligations under this Agreement after giving effect to the Restatement Effective Date and any increase in the amounts owing to the Banks or the Agent under this Agreement, (ii) acknowledges and agrees that, after giving effect to the Restatement Effective Date, the Partner Pledge Agreement shall remain in full force and effect in accordance with its terms and (iii) contains any additional information required to be set forth as of the Restatement Effective Date on any Schedule to the Partner Pledge Agreement, and each such partner shall have taken all actions reasonably requested by the Agent (including, without limitation, the obtaining of UCC-11's or equivalent reports and the filing of UCC-1's or UCC-3's) in connection with the granting of liens pursuant to the Partner Pledge Agreement.

                      5.07 Pledge Agreements. (a) On the Restatement Effective Date, the Collateral Agent, as Pledgee, shall have in its possession all the promissory notes constituting Pledged Securities referred to in the Borrower Pledge Agreement then owned by the Borrower endorsed in blank.

                      (b) On the Restatement Effective Date, (i) each of the Partner Pledge Agreement, the Borrower Partnership Pledge Agreement and the Borrower Pledge Agreement shall remain in full force and effect and (ii) no filings, recordings, registrations or other actions shall be necessary or desirable to maintain the perfection and priority of the security interests granted pursuant to each of such Pledge Agreements in the Pledge Agreement Collateral covered thereby.

                      5.08 Security Agreements. (a) On the Restatement Effective Date, (i) each of the Borrower Security Agreement and the Subsidiaries Security Agreement shall remain in full force and effect, (ii) no filings, recordings, registrations or other actions shall be necessary or desirable to maintain the perfection and priority of the security interests granted by the original parties to the Borrower Security Agreement or the Subsidiaries Security Agreement in the Security Agreement Collateral covered thereby (except to the extent made pursuant to clause (B) or (C) below), and
(iii) in the case of each of the Borrower Security Agreement and the Subsidiaries Security Agreement, the Banks shall have received:

                   (A) certified copies of Requests for Information or copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party, or a division or other operating unit of any thereof, as debtor and that are filed in any jurisdiction where a filing may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by such Security Agreement, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Collateral Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

                   (B) evidence of the completion of all other recordings and filings of, or with respect to, such Security Agreement as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by such Security Agreement; and

                   (C) evidence that all other actions necessary or, in the opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by such Security Agreement have been taken.

                      5.09 Subsidiaries Guaranty. On the Restatement Effective Date, the Subsidiaries Guaranty shall be in full force and effect.

                      5.10 Assumption Agreements. (a) On the Restatement Effective Date, any Subsidiary of the Borrower that is not already party to the Subsidiaries Guaranty and the Subsidiaries Security Agreement shall have duly authorized, executed and delivered a Subsidiary Assumption Agreement substantially in the form of Exhibit H-1 (as modified, supplemented or amended from time to time, the "Subsidiary Assumption Agreement") pursuant to which such Subsidiary shall (i) by execution thereof become party to the Subsidiaries Guaranty and the Subsidiaries Security Agreement and (ii) take all actions reasonably requested by the Agent (including, without limitation, the obtaining of UCC-11's or equivalent reports and the filing of UCC-1's) in connection with the granting of security interests pursuant to the Subsidiaries Security Agreement.

                      (b) On the Restatement Effective Date any partner of the Borrower that is not already party to the Partner Pledge Agreement shall have executed and delivered a Partner Assumption Agreement substantially in the form of Exhibit H-2 (as modified, supplemented or amended from time to time, the "Partner Assumption Agreement") pursuant to which such limited partner shall
(i) by execution thereof become party to the Partner Pledge Agreement and (ii) take all actions reasonably requested by the Agent (including, without limitation, the obtaining of UCC-11's or equivalent reports and the filing of UCC-1's) in connection with the granting of security interests pursuant to the Partner Pledge Agreement.

                      5.11 Adverse Change, etc. On the Restatement Effective Date nothing shall have occurred since the date of the most recent audited financial statements of the Borrower (and the Banks shall have become aware of no facts or conditions not previously known) which the Agent or the Required Banks shall determine (a) could reasonably be expected to have a materially adverse effect on the rights or remedies of the Banks or the Agent, or on the ability of the General Partner, the Borrower or any of its Subsidiaries to perform their obligations to the Agent and the Banks under this Agreement or any other Credit Document, (b) could reasonably be expected to have a materially adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole or (c) indicates the inaccuracy in any material respect of the information previously provided to the Agent or the Banks (taken as a whole) or indicates that the information previously provided omitted to disclose any material information.

                      5.12 Litigation. On the Restatement Effective Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any other Credit Document or any documentation executed in connection herewith or with respect to the transactions contemplated hereby, or which the Agent or Required Banks shall determine could reasonably be expected to have a materially adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      5.13 Fees, etc. On the Restatement Effective Date, the Borrower shall have paid in full (a) to the Agent, and the Original Banks all costs, fees, expenses (including, without limitation, all reasonable legal fees and expenses) and other consideration payable to the Agent and the Original Banks under the Original Credit Agreement (whether or not same would otherwise be due on such date thereunder) and (b) to the Agent and the Banks all costs, fees and expenses (including, without limitation, all reasonable legal fees and expenses) and other consideration payable to the Agent and the Banks hereunder to the extent then due.

                      5.14 Subsidiary Notes; Concentration Accounts. (a) On the Restatement Effective Date, all Subsidiary Notes shall be in full force and effect.

                      (b) On the Restatement Effective Date, all proceeds of the loans made pursuant to the Subsidiary Notes shall have been deposited into the Concentration Account established pursuant to the Borrower Security Agreement.

                      (c) The Borrower shall have delivered to the Agent a Concentration Account Consent Letter with NationsBank and all required Concentration Account Consent Letters shall be in full force and effect.

                      5.15 Solvency Letter; Insurance Analyses. On the Restatement Effective Date, the Borrower shall cause to be delivered to the Agent and the Banks: (i) a solvency certificate in the form of Exhibit I, addressed to the Agent and each of the Banks and dated the Restatement Effective Date, from the chief financial officer of the Borrower as to the solvency of the Borrower and its Subsidiaries taken as a whole; and (ii) evidence of insurance, complying with the requirements of Section 8.03, with respect to the business and properties of the Borrower and its Subsidiaries, and covering losses relating to employment practices (including termination of employment, sexual misconduct, harassment and discrimination), and including without limitation a Guaranteed Cost Insurance Contract with respect to Workers' Compensation liabilities, in each case in scope, form and substance satisfactory to the Agent and the Required Banks and, with respect to property and liability insurance, naming the Collateral Agent as an additional insured and loss payee and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Agent.

                      5.16 Approvals. On the Restatement Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified with respect to the making of the Loans hereunder.

                      5.17 Financial Statements. On or prior to a date at least five days prior to the Restatement Effective Date, the Banks shall have received the financial statements referred to in Section 7.05(a), prepared in accordance with generally accepted accounting principles, which financial statements shall be in form and substance satisfactory to the Agent and the Required Banks, and shall not disclose any material adverse differences in the financial condition of the Borrower and its Subsidiaries taken as a whole from that previously disclosed to the Agent and the Required Banks.

                      5.18 Existing Indebtedness. On the Restatement Effective Date, after giving effect to the Loans incurred on the Restatement Effective Date, neither the Borrower nor any of its Subsidiaries shall have any Indebtedness or preferred equity interests outstanding except for the Loans and a guaranty by the Borrower in favor of the Subsidiary Guarantors of amounts paid by the Subsidiary Guarantors pursuant to the Subsidiaries Guaranty.

                      5.19 Original Credit Agreement. On the Restatement Effective Date, all Original Loans thereunder shall have been repaid in full, together with interest thereon, and all other amounts owing pursuant to the Original Credit Agreement shall have been repaid in full and, after giving effect thereto, all outstanding Notes (as defined in the Original Credit Agreement) issued by the Borrower to the Original Banks under the Original Credit Agreement shall be deemed cancelled.

                      5.20 Management Investor Loans. On the Restatement Effective Date, the Management Investor Loans (as defined in the original Credit Agreement) shall have been paid in full (other than that extended to Jules Kortenhorst, which will be partially paid on such date).

                      Section 6. Conditions Precedent to All Loans. The occurrence of the Restatement Effective Date pursuant to Section 13.10, the obligation of each Bank to make Loans and the obligation of the Issuing Bank to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                      6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event.

                      6.02 Adverse Change, etc. Nothing shall have occurred (and the Banks shall have become aware of no facts or conditions not previously known) which the Agent or the Required Banks shall determine could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or the Agent, or on the ability of the General Partner, the Borrower or any Subsidiary to perform their obligations to the Banks or which could reasonably be expected to have a materially adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      6.03 Litigation. At the time of each such Credit Event and also after giving effect thereto, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement or any other Credit Document executed in connection herewith or the transactions contemplated hereby or which the Required Banks shall determine could reasonably be expected to have a materially adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      6.04 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan, the Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a).

                      (b) Prior to the issuance of each Letter of Credit, the Agent and the Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

                      6.05 Subsequent Legal Opinions. If, at the time of any Credit Event subsequent to the Restatement Effective Date, the Agent or the Required Banks shall have determined that any facts, circumstances or conditions might exist which could reasonably be expected to adversely affect either (x) the ability of counsel to issue at such time the legal opinions originally delivered pursuant to Section 5.03 or (y) the perfection or priority of the security interests created pursuant to the Security Documents, the Agent shall have received from counsel (who shall be satisfactory to the Agent and the Required Banks) for any Credit Party, an opinion in form and substance satisfactory to the Required Banks, addressed to the Agent, the Issuing Bank and the Banks, and dated the date of such Credit Event, covering such of the matters set forth in the opinions of counsel theretofore required to be delivered pursuant to Section 5.03 as the Agent or the Required Banks, as the case may be, shall specify or such other matters incident to the transactions contemplated herein as the Agent or the Required Banks, as the case may be, may request.

                      The occurrence of the Restatement Effective Date and acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the General Partner and the Borrower to each of the Banks that all the conditions specified in Section 5 and in this Section 6 and applicable to the Restatement Effective Date or such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts or copies for each of the Banks and, unless otherwise specified, shall be in form and substance satisfactory to the Banks.

                      Notwithstanding anything to the contrary contained above or in Section 13.10, if the Restatement Effective Date does not occur on or prior to December 15, 1994, then it shall not thereafter occur (unless the Required Banks agree in writing to an extension of such date), and this Agreement shall cease to be of any further force or effect and the Original Credit Agreement shall continue to be effective, as the same may have been, or may thereafter be, amended, modified or supplemented from time to time.

                      Section 7. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of the General Partner and the Borrower makes the following representations, warranties and agreements as to itself and as to each of its Subsidiaries, as of the Restatement Effective Date (both before and after giving effect to the Refinancing Transaction and the Credit Events occurring on such date) and as of the date of each subsequent Credit Event, which representations, warranties and agreements shall survive the execution and delivery of this Agreement and the Notes and any subsequent Credit Event, with the occurrence of the Restatement Effective Date and each Credit Event (except as hereinafter indicated) being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct on and as of the Restatement Effective Date and as of the date of each such Credit
Event:

                      7.01 Corporate or Partnership Status. Each of the General Partner, the Borrower and its Subsidiaries (i) is a duly organized and validly existing corporation or limited partnership in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or partnership power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, would not have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      7.02 Corporate or Partnership Power and Authority. Each Credit Party has the corporate, partnership or other power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate, partnership or other action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable against each such Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                      7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any Person's partnership interests in the Borrower or any of their respective Subsidiaries or any of the property or assets of such Credit Party or its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which such Credit Party or its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation, By-Laws or partnership agreements (or similar organizational documents) of such Credit Party or its Subsidiaries.

                      7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Restatement Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or any of the transactions contemplated thereby or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

                      7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) The consolidated balance sheets of the Borrower and its Subsidiaries at December 31, 1993 and at September 30, 1994 and the related consolidated statements of income and retained earnings for the fiscal year or nine-month period, as the case may be, then ended, which (in the case of the year-end statements) have been examined by Deloitte & Touche, independent certified public accountants, who delivered an unqualified opinion in respect thereto and (in the case of the September 30, 1994 statements) have been reviewed by Deloitte & Touche, and (ii) the pro forma (after giving effect to the Refinancing Transaction and the incurrence of Loans on the Restatement Effective Date) consolidated balance sheets of the Borrower and its Subsidiaries as of the Restatement Effective Date, copies of each of which have heretofore been furnished to each Bank, present fairly the financial position of the respective entities at the dates of said statements and the results of operations for the period covered thereby (or, in the case of the pro forma balance sheet, present a good faith estimate of the consolidated financial condition of the Borrower and its Subsidiaries at the date thereof). All such financial statements (other than such pro forma balance sheets) have been prepared in accordance with generally accepted accounting principles and practices consistently applied except to the extent provided in the notes to said financial statements. Since December 31, 1993, there has been no material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

                      (b) On and as of the Restatement Effective Date, on a pro forma basis after giving effect to the Refinancing Transaction and to all Indebtedness (including the Loans) being incurred in connection with the Refinancing Transaction, and Liens created, and to be created, by each Credit Party in connection therewith: (a) the sum of the assets, at a fair valuation, of the Borrower and of the Borrower and its Subsidiaries taken as a whole will exceed their respective debts; (b) neither the Borrower nor the Borrower and its Subsidiaries taken as a whole have incurred or intend to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature; and (c) the Borrower and the Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct their respective businesses. For purposes of this Section 7.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or
(ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                      (c) Except as fully reflected in the financial statements and the notes related thereto described in Section 7.05(a), there were as of the Restatement Effective Date (and after giving effect to the Refinancing Transaction and the other transactions contemplated hereby) no liabilities or obligations with respect to the General Partner, the Borrower or any of their respective Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could be material to the General Partner, the Borrower and their respective Subsidiaries taken as a whole. As of the Restatement Effective Date, the Borrower knows of no basis for the assertion against the General Partner, the Borrower or any of their respective Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to
Section 7.05(a) which, either individually or in the aggregate, could be material to the General Partner or to the Borrower and their respective Subsidiaries taken as a whole. As of the Restatement Effective Date (after giving effect to the Refinancing Transaction) the General Partner will have no outstanding Indebtedness and none of the Borrower or any of its Subsidiaries will have any outstanding Indebtedness other than the Loans.

                      (d) On and as of the Restatement Effective Date, the financial projections (the "Projections") set forth on Schedule II hereto, have been prepared by Borrower's management based on good faith estimates and assumptions believed by them to be reasonable under current circumstances and on a basis consistent with the financial statements referred to in Section 7.05(a) (other than as expressly set forth in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein. On the Restatement Effective Date, the Borrower believed that the Projections were reasonable and attainable; provided, however, that changes in facts and circumstances may render such projections unattainable and provided, further, that this representation shall not be viewed as a guaranty of future performance.

                      7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the General Partner or the Borrower, threatened (i) with respect to any Indebtedness of the Borrower or any of its Subsidiaries, or (ii) that could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      7.07 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the General Partner, the Borrower or any Subsidiary in writing to the Agent or any Bank (including without limitation all information contained in the Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the General Partner, the Borrower or any Subsidiary in writing to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                      7.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Term Loans incurred on the Restatement Effective Date shall be used by the Borrower to repay outstanding Original Loans in full, to consummate the Refinancing Transaction and to pay fees and expenses related thereto.

                      (b) (i) On the Restatement Effective Date, up to $5,800,000 of Revolving Loans may be used for the purposes described in Section 7.08(a) above and (ii) all proceeds of Revolving Loans incurred after the Restatement Effective Date shall be used by the Borrower for general corporate and working capital purposes of the Borrower.

                      (c) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System. At no time shall 25% or more of the assets of the General Partner and the Borrower and its Subsidiaries consist of Margin Stock.

                      7.09 Tax Returns and Payments. Each of the General Partner, the Borrower and its Subsidiaries has timely filed or caused to be timely filed with the appropriate taxing authority, all returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the General Partner, the Borrower and/or any of their respective Subsidiaries. The Returns accurately reflect all liability for taxes of the General Partner, the Borrower and their respective Subsidiaries for the periods covered thereby. Each of the General Partner, the Borrower and each of its Subsidiaries has paid all taxes payable by it which have become due other than those contested in good faith and for which adequate reserves have been established. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the General Partner or the Borrower, threatened by any authority regarding any taxes relating to the General Partner, the Borrower or any of their respective Subsidiaries. Neither the General Partner, the Borrower nor any of their respective Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the General Partner, the Borrower or any of their respective Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the General Partner, the Borrower or any of their respective Subsidiaries not to be subject to the normally applicable statute of limitations. None of the General Partner, the Borrower or any of their respective Subsidiaries has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. None of the General Partner, the Borrower or any of their respective Subsidiaries has incurred, or will incur, any material tax liability in connection with the Refinancing Transaction.

                      7.10 Compliance with ERISA. Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code; all contributions required to be made with respect to a Plan have been timely made; neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069,
4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the
Code or expects to incur any material liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate any Plan; no condition exists which presents a material risk to the Borrower or any of its Subsidiaries or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and all ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of any Credit Event, would not exceed $250,000; no lien imposed under the Code or ERISA on the assets of the Borrower or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                      7.11 The Security Documents. (a) The provisions of the Security Documents are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the respective Credit Parties in the Collateral described therein and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected first lien on, and security interest in, all right, title and interest of the respective Credit Parties, in all of the Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Security Agreements in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to such Security Agreements were effective (and continue to be effective), under federal and state law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by such Security Agreements and the filing of such Security Agreements with the United States Copyright Office together with filings on Form UCC-1 made pursuant to such Security Agreements were effective (and continue to be effective) under federal law to perfect the security interest granted to the Collateral Agent in the copyrights covered by such Security Agreements. Each of the Credit Parties party to a Security Agreement has good and valid title to all Collateral described therein, free and clear of all Liens except those permitted under Section 9.01.

                      (b) The security interests created in favor of the Collateral Agent with respect to any partnership interests, as pledgee for the benefit of the Secured Creditors, under any Pledge Agreement constitute first perfected security interests in such partnership interests, subject to no other Liens. Except for filings made pursuant to Section 4.09 of the Original Credit Agreement and Sections 5.06(b) or (c) or 5.10(b) of this Agreement, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the partnership interests under the Pledge Agreements.

                      (c) In the case of Pledged Securities which are certificated securities, so long as the Collateral Agent has possession of the Pledged Securities, the security interests created in favor of the Collateral Agent, as Pledgee for the benefit of the Secured Creditors, under the Borrower Pledge Agreement constitute first perfected security interests in the Pledged Securities described in the Borrower Pledge Agreement, subject to no security interests of any other Person. No filings or recordings are required in order to perfect the security interests created in the Pledged Securities under the Borrower Pledge Agreement.

                      (d) Schedule III contains a true and complete list of Real Property owned or leased (to the extent any lease has yearly lease payments in excess of $50,000) by the Borrower and each of its Subsidiaries on the Restatement Effective Date, and the type of interest therein held by the Borrower and/or its Subsidiaries. Each of the Borrower and its Subsidiaries has good and marketable title to all Real Property free and clear of all Liens except Permitted Liens.

                      (e) No consents, filings or recordings are required as a result of the amendment and restatement of the Original Credit Agreement pursuant to this Agreement to maintain the perfection and priority of the security interests purported to be created by the Original Security Documents.

                      7.12 Properties. Each of the Borrower and its Subsidiaries has good and valid title to all properties owned by them, including all property reflected in the consolidated pro forma combined balance sheet (after giving effect to the Refinancing Transaction) referred to in
Section 7.05(a)(ii), free and clear of all Liens, other than (i) as referred to in the consolidated pro forma balance sheet or in the notes thereto or (ii) otherwise permitted by Section 9.01.

                      7.13 Capitalization. On the Restatement Effective Date and after giving effect to the Refinancing Transaction, the partnership interests in the Borrower and each of its Subsidiaries, and all owners of any equity interest therein, shall be as set forth on Schedule IV. The General Partner has no Subsidiaries other than the Borrower and its Subsidiaries. Neither the General Partner nor the Borrower nor any of their respective Subsidiaries has any outstanding preferred equity interests or any outstanding securities convertible into or exchangeable for any of its equity interests or outstanding rights to subscribe for or to purchase, or warrants or options for the purchase, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any charter relating to, its partnership or other equity interests, as the case may be.

                      7.14 Compliance with Statutes, etc. Each of the General Partner, the Borrower and their respective Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of (a) the conduct of its business, including without limitation Sections 468.520-468.534 of the Florida Statutes regarding employee leasing companies, and (b) the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except for such instances of noncompliance as could not, in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      7.15 Investment Company Act. None of the General Partner, the Borrower or any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                      7.16 Public Utility Holding Company Act. None of the General Partner, the Borrower or any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                      7.17 Environmental Matters. (a) The Borrower and each of its Subsidiaries have complied in all material respects with, and on the date of such Credit Event are in compliance in all material respects with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no past, pending or, to the knowledge of the Borrower, threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, on any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property that individually or in the aggregate, could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law.

                      (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by the Borrower or any of its Subsidiaries where such Release could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                      (c) There are no underground storage tanks located on any Real Property owned or operated by the Borrower or any of its Subsidiaries.

                      (d)  Notwithstanding anything to the contrary in this
Section 7.17, the representations made in this Section 7.17 shall only be untrue if the aggregate effect of all failures and noncompliances of the types described above could reasonably be expected to have a material adverse effect on the business, operations, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                      7.18 Labor Relations. None of the Borrower or any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. There is (i) no significant unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) to the best knowledge of the Borrower, no union representation question existing with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                      7.19 Patents, Licenses, Franchises and Formulas. (a) The Borrower, together with its Subsidiaries owns, has a license to use or otherwise has the right to use, free and clear of pending or threatened Liens, all the patents, patent applications, trademarks, service marks, trade names, trade secrets, copyrights, proprietary information, computer programs, data bases, licenses, franchises and formulas, or rights with respect to the foregoing (collectively, "Intellectual Property"), and has obtained all licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                      (b) The Borrower has no knowledge of any pending or threatened claim by any third party contesting the validity, enforceability, use or ownership of the Intellectual Property, or of any existing state of facts that would support a claim that use by the Borrower or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any Intellectual Property right of any other Person.

                      7.20 Restrictions on or Relating to Subsidiaries. There does not exist any encumbrance or restriction on the ability of (a) any Subsidiary of the Borrower to make any Distributions to the Borrower or any Subsidiary, or to pay any Indebtedness owed to the Borrower or any Subsidiary,
(b) any Subsidiary to make loans or advances to the Borrower or any Subsidiary or (c) the Borrower or any Subsidiary to transfer any of its properties or assets to the Borrower or any Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents or (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary.

                      7.21 Material Contracts. All material contracts and licenses of the Borrower and each of its Subsidiaries as of the Restatement Effective Date are listed on Schedule V.


                      Section 8. Affirmative Covenants. Each of the General Partner and the Borrower covenants and agrees that on and after the Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations are paid in full:

                      8.01 Information Covenants. The Borrower will furnish to each Bank:

                      (a) Monthly Reports. Within 30 days after the end of each fiscal month other than the last such month of any fiscal quarter of the Borrower, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of income and retained earnings and statement of cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth comparative figures (including with respect to the number of clients and number of employees of the Borrower and its Subsidiaries) for the corresponding month in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer of the Borrower, subject to normal year-end audit adjustments.

                      (b) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows, in each case for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures (including with respect to the number of clients and number of employees of the Borrower and its Subsidiaries) for the related periods in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer of the Borrower, subject to normal year-end audit adjustments.

                      (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, earnings and cash flows for such fiscal year and setting forth comparative figures for the preceding fiscal year and comparable budgeted figures for such period and certified by Deloitte & Touche or other independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, together with a signed opinion of such accounting firm (which opinion shall not be qualified in any respect) stating that in the course of its regular audit of the financial statements of the Borrower which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                      (d) Management Letters. Promptly after the receipt thereof by the Borrower or any of its Subsidiaries, a copy of any "management letter" received by the Borrower or any of its Subsidiaries from its certified public accountants.

                      (e) Budgets. No later than the earlier of (x) 90 days following the first day of each fiscal year of the Borrower or (y) the fifth day following the approval thereof by the General Partner, a budget for the Borrower and its Subsidiaries in form satisfactory to the Agent and the Required Banks (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by the Borrower for (i) each calendar month of such fiscal year and (ii) each subsequent fiscal year to and including the fiscal year ending December 31, 1999, in each case, prepared in reasonable detail with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of the chief financial officer of the Borrower to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

                      (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 8.01(a), (b) and
         (c), a certificate of the chief financial officer of the General Partner on behalf of the General Partner and the Borrower to the effect that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate, (x) in the case of certificates delivered pursuant to
         Section 8.01(b) or (c), shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 9.04, 9.05, 9.06, and 9.08 through 9.12, inclusive at the end of such fiscal quarter or year, as the case may be and (y) in the case of certificates delivered pursuant to Section 8.01(c), the amount of Excess Cash Flow for the immediately preceding fiscal year of the Borrower.

                      (g) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of the General Partner, the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental investigation or proceeding pending (x) against the General Partner, the Borrower or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole or (y) with respect to any Document or any material Indebtedness of the Borrower or its Subsidiaries and
         (iii) any other event which is likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      (h) Other Reports and Filings. Promptly upon transmission thereof, copies of any financial information, proxy materials and other information and reports, if any, which any Credit Party (other than limited partners of the Borrower) or any of its Subsidiaries (x) has filed with, the Securities and Exchange Commission or any successor thereto or (y) has delivered to holders of, or any agent or trustee with respect to, Indebtedness of any such Credit Party or any of its Subsidiaries in its capacity as such a holder, agent, or trustee.

                      (i) Environmental Matters. Promptly upon, and in any event within three Business Days after an officer of the General Partner, the Borrower or of any of its Subsidiaries obtains knowledge thereof, notice of any of the following environmental matters (i) any pending or threatened Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned or operated by the Borrower or any if its Subsidiaries that (a) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property; (iii) any condition or occurrence on any Real Property owned or operated by the Borrower or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law; and
         (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event the Borrower shall deliver to each Bank all notices received by the Borrower or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower or such Subsidiary's response thereto. In addition, the Borrower will provide the Banks with copies of all communications with any government or governmental agency relating to Environmental Claims, all communications with any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Banks.

                      (j) Annual Meetings with Banks. Within 75 days after the close of each fiscal year of the Borrower, the General Partner and the Borrower shall, at the request of the Agent or Required Banks, hold a meeting with all of the Banks at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Borrower and its Subsidiaries and the budgets presented for the current fiscal year of the Borrower and its Subsidiaries.

                      (k) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any Credit Party or any of its Subsidiaries, as the Agent, or the Required Banks may reasonably request.

                      8.02 Books, Records and Inspections. Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with United States generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent or any Bank to visit and inspect, under guidance of officers of the General Partner, the Borrower or of such Subsidiary, any of the properties of the General Partner, the Borrower or such Subsidiary, and to examine the books of account of the General Partner, the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the General Partner, the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Agent or such Bank may request.

                      8.03 Maintenance of Property, Insurance. (a) Schedule VI sets forth a true and complete listing of all insurance maintained by the Borrower and each of its Subsidiaries as of the Restatement Effective Date. Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, (i) keep all material property useful and necessary in its business in good working order and condition (normal wear and tear excepted), (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are described in Schedule VI, and (iii) furnish to each Bank, upon written request, full information as to the insurance carried. At any time that insurance at levels described on Schedule VI is not being maintained by the Borrower or any Subsidiary, the Borrower will notify the Banks in writing within three Business Days thereof and, if thereafter notified by the Required Banks to do so, the Borrower or such Subsidiary, as the case may be, shall obtain insurance at such levels at least equal to those set forth on Schedule VI to the extent then generally available.

                      (b) Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, at all times keep their respective property and business insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the General Partner, the Borrower and its Subsidiaries) (i) shall be endorsed, with respect to property and liability insurance, to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or as an additional insured), (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors, (iv) shall, except in the case of public liability insurance and workers' compensation insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of the General Partner, the Borrower or any of its Subsidiaries, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary,
(C) any foreclosure or other proceeding relating to the insured properties or
(D) any change in the title to or ownership or possession of the insured properties and (v) shall be deposited with the Collateral Agent. If the General Partner, the Borrower or any Subsidiary shall fail to insure its property in accordance with this Section 8.03, or if the General Partner, the Borrower or any Subsidiary shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance.

                      8.04 Corporate Franchises. Each of the General Partner and the Borrower will do, and the General Partner will cause each of its Subsidiaries to do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this
Section 8.04 shall prevent (i) sales of assets by the Borrower or any of its Subsidiaries in accordance with Section 9.02, (ii) the withdrawal by the General Partner, the Borrower or any of its Subsidiaries of its qualification as a foreign limited partnership in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole or (iii) the taking of any action respecting any right, franchise, license or patent determined by the General Partner to be in the best interest of such Borrower or such Subsidiary.

                      8.05 Compliance with Statutes, etc. Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, including without limitation the laws and regulations referred to in Section 7.14, except such instances of noncompliance as could not, in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      8.06 Compliance with Environmental Laws. (a) Each of the General Partner and the Borrower will comply, and the General Partner will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to ownership or use of the Real Property, will promptly pay or cause such Subsidiary to pay all costs and expenses incurred in such compliance, and will keep or cause to be kept all such Real Properties free and clear of any Liens imposed pursuant to such Environmental Laws. None of the General Partner, the Borrower nor any Subsidiary will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage release or disposal of Hazardous Materials on any Real Property, or transport or permit the transportation of Hazardous Materials to or from any Real Property except in compliance with all applicable Environmental Laws and as required in connection with the normal operation, use and maintenance of such Real Property.

                      (b) In the event the Agent or the Required Banks determine in their reasonable judgment that such should be requested, at the request of the Agent or the Required Banks made not more than once a year for any Real Property of the Borrower or any of its Subsidiaries or if an Event of Default exists under this Agreement, at any time and from time to time during the existence of this Agreement, the Borrower will provide, at its sole cost and expense (or will cause the Borrower to provide at its sole cost and expense), an environmental site assessment report concerning any Real Property of the Borrower or its Subsidiaries, prepared by an environmental consulting firm approved by the Agent and the Required Banks, indicating the presence or Release of Hazardous Materials on or from any of the Real Property and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If the Borrower fails to provide the same after sixty days' notice, the Agent may order the same, and the Borrower shall grant and hereby grants to the Agent and the Banks and their agents access to such Real Property and specifically grants the Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment all at the Borrower's expense, as the case may be.

                      8.07 ERISA. As soon as possible and, in any event, within 10 Business Days after the General Partner, the Borrower or any Subsidiary or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the General Partner or the Borrower will deliver to each of the Banks a certificate signed on behalf of the General Partner and the Borrower by the chief financial officer of the General Partner setting forth details as to such occurrence and the action, if any, which the General Partner, the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the General Partner, the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a contribution required to be made to a Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code, that proceedings may be or have been instituted to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the General Partner, the Borrower, any Subsidiary or any ERISA Affiliate will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA; or that the General Partner, the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA); or that the General Partner, the Borrower or any Subsidiary of the Borrower may reasonably be expected to incur any substantial liability prior to the Final Maturity Date not incurred as of the Restatement Effective Date pursuant to any employee pension benefit plan (as defined in Section 3(2) of ERISA) other than a Plan. The General Partner or the Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of annual reports and any notices received by the General Partner, the Borrower or any Subsidiary or any ERISA Affiliate with respect to any Plan shall be delivered to the Banks no later than 10 Business Days after the date such report has been filed with the Internal Revenue Service or such notice has been received by the General Partner, the Borrower or the Subsidiary or the ERISA Affiliate, as applicable.

                      8.08 End of Fiscal Years; Fiscal Quarters. Each of the General Partner and the Borrower will cause its, and the General Partner will cause each of its Subsidiaries', (i) fiscal years to end on December 31 and
(ii) first three fiscal quarters to end on March 31, June 30 and September 30.

                      8.09 Performance of Obligations. Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not in the aggregate reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole.

                      8.10 Payment of Taxes. Each of the General Partner and the Borrower will pay discharge, and the General Partner will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the General Partner, the Borrower or any of its Subsidiaries; provided that neither the General Partner, the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                      8.11 Use of Proceeds. All proceeds of the Loans shall be used as provided in Section 7.08.

                      8.12 Intellectual Property Rights. Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, maintain in full force and effect all Intellectual Property rights necessary or appropriate to the business of the General Partner, the Borrower or any Subsidiary and take no action (including without limitation the licensing of Intellectual Property), or fail to take an action as the case may be, in connection with such Intellectual Property rights which would result in a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, condition (financial or otherwise), operations or prospects of the General Partner or of the Borrower and its Subsidiaries taken as a whole. Each of the General Partner and the Borrower will, and the General Partner will cause each of its Subsidiaries to, diligently prosecute all pending applications filed in connection with seeking or seeking to perfect the

Intellectual Property rights and take all other reasonable actions necessary for the protection and maintenance of the Intellectual Property rights necessary or appropriate to the business of the General Partner, the Borrower or any Subsidiary at all times from and after the Restatement Effective Date.

                      8.13 Concentration Account. The General Partner and the Borrower shall cause each bank or other financial institution in which the Borrower or any of its Subsidiaries has an account to transfer all funds actually received (i.e. good funds) in such account within one Business Day of receipt to the Concentration Account established pursuant to the Borrower Security Agreement or the Subsidiaries Security Agreement, as the case may be, and, to the extent that any such Subsidiary transferring funds is not a Subsidiary Assignor, such transferred funds shall constitute advances by such Subsidiary to the Borrower and shall be deposited in the Concentration Account established pursuant to the Borrower Security Agreement.

                      8.14 Additional Security; Further Assurances. (a) Each of the General Partner and the Borrower shall, and the General Partner agrees to cause each of its Subsidiaries to, upon the request of the Agent or the Required Banks, take such actions as may be requested by the Agent or the Required Banks (at the expense of the Borrower) to ensure that the Secured Creditors shall have a valid and enforceable perfected security interest in all vehicles owned by the Borrower or any Subsidiary prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 9.01.

                      (b) Each of the General Partner and the Borrower shall, and the General Partner shall cause each of its Subsidiaries to, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to perfecting the security interest of the Secured Creditors in vehicles owned by the Borrower or any Subsidiary as the Collateral Agent may reasonably require. Furthermore, at the time of any request by the Agent or the Required Banks pursuant to preceding clause (a) each of the General Partner and the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel and other documents as may be reasonably requested by the Agent or the Required Banks to assure themselves that this Section 8.14 has been complied with.

                      (c) Each of the General Partner and the Borrower agrees that each action required by Section 8.14(a) or (b) shall be completed within 60 days after such action is requested to be taken by the Agent or the Required Banks.


                      Section 9. Negative Covenants. Each of the General Partner and the Borrower hereby covenants that on and after the Restatement Effective Date and until the

Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings together with interest, Fees and all other Obligations are paid in full:

                      9.01 Liens. (a) Each of the General Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the General Partner, the Borrower or any of their respective Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the General Partner, the Borrower or any of their respective Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this
Section 9.01 shall not prevent the General Partner, the Borrower or any of their respective Subsidiaries from creating, incurring, assuming or permitting the existence of the following (liens described below are herein referred to as "Permitted Liens"):

                   (i) inchoate Liens with respect to the General Partner, the Borrower or any of their respective Subsidiaries for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the Ordinary Course of Business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, mechanics' and landlords' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or any of its Subsidiaries' property or assets or materially impair the use thereof in the operation of the business of the Borrower or its Subsidiaries taken as a whole or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                 (iii) Liens of the Borrower or its Subsidiaries in existence on the Restatement Effective Date which are listed, and the property subject thereto described, in Schedule VII, but only until the respective date, if any, set forth in such Schedule VII for the removal and termination of any such Liens;

                  (iv)  Liens created pursuant to the Security Documents;

                   (v) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances on the property of the Borrower or any of its Subsidiaries arising in the Ordinary Course of Business and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries taken as a whole;

                  (vi) Liens on property of the Borrower and its Subsidiaries subject to, and securing only, Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 9.05(b); provided that such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligations and the Lien encumbering the asset giving rise to the respective Capitalized Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries;

                 (vii) Liens (other than any Lien imposed by ERISA) on property of the Borrower or any of its Subsidiaries incurred or deposits made in the ordinary course of business in connection with
         (x) workers' compensation, unemployment insurance and other types of social security or health insurance (y) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), provided that the aggregate amount of cash and the fair market value of the property encumbered by Liens described in this clause (vii) shall not exceed $500,000;

                (viii) Liens placed upon equipment, machinery or real property used in the Ordinary Course of Business of the Borrower or any of its Subsidiaries at the time of purchase thereof by the Borrower or any of its Subsidiaries to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that (x) (A) the aggregate principal amount of all Indebtedness (other than the MIS Indebtedness) secured by Liens permitted by this clause (viii) does not exceed at any one time outstanding $100,000 and (B) the aggregate principal amount of all MIS Indebtedness secured by Liens permitted by this clause (viii) when aggregated with the principal amount of all MIS Indebtedness constituting Capitalized Lease Obligations permitted pursuant to Section 9.01(vi) and the aggregate amount of all other proceeds paid by the Borrower or any of its Subsidiaries in connection with MIS Acquisitions does not exceed $3,000,000 and no such MIS Indebtedness is incurred after December 31, 1995 and (y), in all events, the Lien encumbering the equipment, machinery or real property so acquired does not encumber any other asset of the Borrower or any of its Subsidiaries;

                  (ix) any interest or title of a lessor or sublessor under any lease of the Borrower or its Subsidiaries permitted by this Agreement;

                   (x) any attachment or judgment Lien in respect of judgments not constituting an Event of Default under Section 10.09; and

                  (xi) Liens arising from precautionary UCC-1 financing statement filings regarding operating leases.

                 9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. Each of the General Partner and the Borrower will not, and the General Partner and the Borrower will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions by the Borrower or any of its Subsidiaries of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

                   (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of
         Section 9.08;

                  (ii) each of the Borrower and its Subsidiaries may, in the Ordinary Course of Business, sell assets which, in the reasonable judgment of the Borrower have become obsolete, worn out or uneconomic, the proceeds of which are applied in accordance with Section 4.02(A)(e), or are used, or irrevocably committed, to purchase replacement assets within 90 days from the date of such sale so long as the aggregate amount of Net Sale Proceeds from such sales in any one fiscal year do not exceed $200,000;

                 (iii) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property to the extent permitted by Sections
         9.04 and 9.08; and

                  (iv)  investments may be made to the extent permitted by
         Section 9.06.

To the extent the Required Banks waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02, such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                 9.03 Distributions. The Borrower shall not nor shall the General Partner permit any of its Subsidiaries to, declare or pay any Distributions with respect to the Borrower or any of its Subsidiaries, except that: (i) any Subsidiary of the Borrower may make Distributions to the Borrower or any Wholly-Owned Subsidiary of the Borrower; (ii) so long as there shall exist no Default or Event of Default under Section 10.01 (and after giving effect to such Distributions there will exist no Default or Event of Default under Section 10.01), the Borrower may make cash Distributions to the Partners at times and in amounts necessary for the Borrower to make tax distributions pursuant to Section 4.4(b) of the Partnership Agreement of the Borrower and (iii) the Borrower may consummate the Refinancing Transaction on the Restatement Effective Date.

                 9.04 Leases. Neither the General Partner nor the Borrower will make any payments (including, without limitation, any property taxes paid as additional rent or lease payments) under any agreement to rent or lease any real or personal property and neither the General Partner nor the Borrower will permit the aggregate payments (including, without limitation, any property taxes paid as additional rent or lease payments) made by the Borrower and its Subsidiaries on a consolidated basis under any agreement to rent or lease any real or personal property (or any extension or renewal thereof) (excluding Capitalized Lease Obligations) to exceed at any time $3,000,000 in any fiscal year of the Borrower.

                 9.05 Indebtedness. Each of the General Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                 (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                 (b) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 9.08; provided that the aggregate amount of Indebtedness evidenced by Capitalized Lease Obligations under all Capital Leases outstanding under this clause (b) shall not at any time exceed $100,000, provided further that the Borrower and its Subsidiaries may incur additional Capitalized Lease Obligations consisting of MIS Indebtedness in an amount which when aggregated with the aggregate principal amount of all MIS Indebtedness secured by Liens permitted pursuant to Section 9.01(viii)(X)(B) and the aggregate amount of all other proceeds paid by the Borrower or any of its Subsidiaries in connection with MIS Acquisitions does not exceed $3,000,000;

                 (c) Indebtedness in amounts, and subject to Liens, permitted under Section 9.01(viii);

                 (d) Indebtedness of the Borrower represented by the Subsidiary Notes and Indebtedness of the Subsidiary Guarantors to the Borrower, provided that all evidence of Indebtedness of the Subsidiary Guarantors shall be pledged to the

         Collateral Agent for the benefit of the Banks pursuant to the Borrower Pledge Agreement and all proceeds of Indebtedness represented by the Subsidiary Notes shall be deposited into the Concentration Account;

                 (e) Indebtedness of the General Partner evidencing its obligations to repay amounts advanced to the General Partner from the limited partners of the Borrower after the Restatement Effective Date in an aggregate amount not to exceed $780,000; and

                 (f) a guaranty by the Borrower in favor of the Subsidiary Guarantors of amounts paid by the Subsidiary Guarantors pursuant to the Subsidiaries Guaranty.

                 9.06 Advances, Investments and Loans. Each of the General Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, directly or indirectly lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or hold any cash or Cash Equivalents, except that the following shall be permitted:

                   (i) the Borrower and its Subsidiaries may acquire and hold receivables owing to any of them, if created or acquired in the Ordinary Course of Business and payable or dischargeable in accordance with customary terms;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time that Revolving Loans are outstanding the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $1,000,000 for any three consecutive days;

                 (iii) the Borrower may make Capital Expenditures to the extent permitted by Section 9.08;

                  (iv) the Borrower and its Subsidiaries may make additional loans, advances and other investments in partnerships, joint ventures and similar investments with Persons that are not Affiliates of the Borrower so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs thereof) shall not exceed $100,000; and

                   (v) the Borrower and its Subsidiaries may make advances and loans to the extent the Indebtedness created thereby is permitted pursuant to Section 9.05(d) and the Borrower may make equity contributions in its Subsidiaries, so long as (x)

         100% of the partnership or other equity interests in any such Subsidiary are pledged to the Collateral Agent pursuant to the applicable Pledge Agreements and (y) the amount of any such equity contribution does not exceed the greater of (A) $100,000 per Subsidiary and (B) the amount required pursuant to statutory net worth requirements affecting companies engaged in the employee leasing business.

                 9.07 Transactions with Affiliates. Each of the General Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the Ordinary Course of Business, with any Affiliate of the Borrower or of any Partner, other than transactions by the Borrower or any of its Subsidiaries in the Ordinary Course of Business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary, as the case may be, as would be obtainable by the Borrower or such Subsidiary, as the case may be, at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that (i) the Borrower may pay an annual management fee of $300,000 to Craig Capital payable in equal semi-annual installments on each six-month anniversary of the Original Effective Date, provided that at the time of payment of each such installment there exists no Default or Event of Default and all payments of Loans, Unpaid Drawings, interest or Fees then owing to the Banks hereunder have been paid in full, (ii) the Borrower may consummate the Refinancing Transaction on the Restatement Effective Date and (iii) the Borrower may pay fees and expenses arising in connection with the Refinancing Transaction so long as the aggregate amount of all such fees and expenses does not exceed $2.3 million.

                 9.08  Capital Expenditures.    (a)  Each of the General
Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, make any expenditure which should be capitalized in accordance with United States generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with United States generally accepted accounting principles) and including Capitalized Lease Obligations (collectively, "Capital Expenditures"), except that (x) during the period commencing on the Restatement Effective Date and ending on December 31, 1994, the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed $125,000 during such period and (y) during any fiscal year beginning thereafter the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed during any fiscal year the amount set forth opposite such fiscal year below (subject to the adjustments provided in clause (b) below):

                      Fiscal Year
                       Beginning
                       January 1                                       Amount
                      -----------                                     --------
                          1995                                        $425,000
                          1996                                        $475,000
                          1997                                        $525,000
                          1998                                        $575,000
                          1999                                        $625,000


                 (b)  (i) The amount set forth in clause (a) of this Section
9.08 with respect to each fiscal year commencing on or after January 1, 1995 may be increased to an amount equal to 5% of the Consolidated EBITDA for the prior fiscal year (but in no event to an amount exceeding $1,000,000), provided that the Borrower shall have complied with Section 9.09 with respect to such prior year and (ii) to the extent that the amount of Capital Expenditures made by the Borrower and its Subsidiaries during any fiscal year is less than the amount provided in clauses (a) and (b)(i) of this Section 9.08, such amount may be carried forward and used to make Capital Expenditures in excess of the amount otherwise permitted for the succeeding fiscal year, provided that no amount once carried forward to the next fiscal year may be carried forward to any fiscal year thereafter.

                 (c)  In addition to the amounts set forth in clauses (a) and
(b) of this Section 9.08, the Borrower and its Subsidiaries may make up to $3,000,000 of MIS Acquisitions.

                 9.09 Minimum EBITDA. The Borrower will not permit its Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) ending on each date set forth below to be less than the amount set forth opposite such date:

                 Fiscal Quarter                                       Minimum
                     Ended                                             Amount
                 --------------                                      -----------
                 December 31, 1994                                   $ 8,500,000
                 March 31, 1995                                      $ 9,375,000
                 June 30, 1995                                       $10,250,000
                 September 30, 1995                                  $11,125,000
                 December 31, 1995                                   $12,000,000
                 March 31, 1996                                      $12,375,000
                 June 30, 1996                                       $12,750,000
                 September 30, 1996                                  $13,125,000
                 December 31, 1996                                   $13,500,000
                 March 31, 1997                                      $14,250,000

                 June 30, 1997 and                                   $15,000,000
                 for each fiscal quarter
                 thereafter

                 9.10 Minimum Consolidated Net Worth. The Borrower will not permit its Consolidated Net Worth at any time during any quarter set forth below to be less than the amount set forth below opposite such quarter:

                 Fiscal Quarter                                        Minimum
                      Ended                                            Amount
                 --------------                                      -----------
                 December 31, 1994                                   $(9,500,000)
                 March 31, 1995                                      $(8,725,000)
                 June 30, 1995                                       $(7,950,000)
                 September 30, 1995                                  $(7,175,000)
                 December 31, 1995                                   $(6,400,000)
                 March 31, 1996                                      $(5,100,000)
                 June 30, 1996                                       $(3,800,000)
                 September 30, 1996                                  $(2,500,000)
                 December 31, 1996                                   $(1,200,000)
                 March 31, 1997                                      $   600,000
                 June 30, 1997                                       $ 2,400,000
                 September 30, 1997                                  $ 4,200,000
                 December 31, 1997                                   $ 6,000,000
                 March 31, 1998                                      $ 7,250,000
                 June 30, 1998                                       $ 8,500,000
                 September 30, 1998                                  $ 9,750,000
                 December 31, 1998                                   $11,000,000
                 March 31, 1999                                      $13,000,000
                 June 30, 1999                                       $15,000,000
                 September 30, 1999                                  $17,000,000
                 Final Maturity Date                                 $18,500,000

                 9.11 Interest Coverage Ratio. The Borrower will not permit the ratio of its Consolidated EBITDA to its Consolidated Interest Expense for any fiscal quarter or fiscal year (in the case of each fiscal quarter ending on December 31) ending on a date set forth below to be less than the ratio set forth opposite such date:

                 Fiscal Quarter
                     Ended                                                    Ratio
                 --------------                                              ------
                 December 31, 1994                                           3.25:1
                 March 31, 1995                                              3.35:1
                 June 30, 1995                                               3.45:1
                 September 30, 1995                                          3.55:1
                 December 31, 1995                                           3.65:1
                 March 31, 1996 and thereafter                               4.00:1

                 9.12 Consolidated Indebtedness to Consolidated EBITDA. The Borrower will not permit the ratio of (i) Consolidated Indebtedness on the last day of any fiscal quarter set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, taken as one accounting period, to be greater than the amount set forth below opposite such fiscal quarter:

                 Fiscal Quarter
                     Ended                                         Ratio
                 --------------                                   ------
                 December 31, 1994                                3.30:1
                 March 31, 1995                                   3.10:1
                 June 30, 1995                                    2.90:1
                 September 30, 1995                               2.70:1
                 December 31, 1995                                2.50:1
                 March 31, 1996                                   2.20:1
                 June 30, 1996                                    1.90:1
                 September 30, 1996                               1.60:1
                 December, 31, 1996                               1.30:1
                 March 31, 1997 and for each
                 fiscal quarter thereafter                        1.00:1

                 9.13 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Partnership Agreements, Certificates of Limited Partnership and Certain Other Agreements; etc. Each of the General Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption (including pursuant to any change of control provision) or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), any Indebtedness (other than Indebtedness pursuant to the Credit Documents), (ii) amend or modify, or permit the amendment or modification of, any provision of any Indebtedness (other than Indebtedness pursuant to the Credit Documents), (iii) amend, modify or change (A) its Certificate of Limited Partnership or Partnership Agreement, (B) any agreement entered into by it, with respect to its equity interests, (iv) enter into any new agreement with respect to its equity interests, (v) amend, modify or change, or enter into any new Management Agreement or (vi) without the consent of the Agent, amend, modify or change, or enter into any new Employee Benefit Plan or Employment Agreement.

                 9.14 Limitation on Certain Restrictions on Subsidiaries. Each of the General Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make any Distributions to the Borrower or any Subsidiary, or pay any Indebtedness owed to the Borrower or any Subsidiary, (b) make loans or advances to the Borrower or any Subsidiary or (c) transfer any of its properties or assets to the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents and (iii) customary provisions restricting subletting or assignments of any lease governing a leasehold interest of the Borrower or any Subsidiary.

                 9.15 Limitation on Issuance of Equity Interests. The Borrower may issue additional common limited partnership interests (including pursuant to an Approved Incentive Plan), provided, that any new limited partner shall execute and deliver a Partner Assumption Agreement pursuant to which such partnership interests are pledged pursuant to the Partner Pledge Agreement in favor of the Collateral Agent for the benefit of the Secured Parties. The Borrower may not issue additional general or preferred limited partnership interests or any options or warrants to purchase, or instruments convertible into any partnership or other equity interests, without the prior written consent of the Agent and the Required Banks. The General Partner will not permit any of its Subsidiaries (other than the Borrower) to issue any partnership or other equity interests or any options or warrants to purchase, or instruments convertible into, partnership or other equity interests, without the prior written consent of the Agent and the Required Banks.

                 9.16 Business. (a) The Borrower shall engage in no business and have no assets other than (x) owning 100% of the limited partnership interests in each Subsidiary, (y) issuing the Subsidiary Notes and maintaining the Concentration Account established pursuant to the Borrower Security Agreement and (z) owning certain assets used by the Subsidiaries in the Ordinary Course of Business.

                 (b) The General Partner shall engage in no business, incur no Indebtedness and have no assets other than owning 100% of the general partnership interests in the Borrower and its Subsidiaries and demand promissory notes from partners in the Borrower.

                 (c) The General Partner will not permit any of its Subsidiaries, to engage (directly or indirectly) in any business other than lines of business substantially similar or directly related to those in which they were engaged on the Original Effective Date.

                 9.17 Limitation on Creation of Subsidiaries. Each of the General Partner and the Borrower will not, and the General Partner will not permit any of its Subsidiaries to, establish, create or acquire any new Subsidiary without the prior written consent of the Agent.

                 Section 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                 10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for two or more Business Days, in the payment when due of any interest on any Loan or Note or Unpaid Drawing, or any Fees or any other amounts owing by it hereunder or thereunder; or

                 10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                 10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(g)(i), 8.08, 8.13, 8.14 or 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement (other than those set forth in Sections 10.01 and 10.02 and clause (i) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent or any Bank; or

                 10.04 Default Under Other Agreements. The General Partner or the Borrower or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Indebtedness referred to in Section 10.01) beyond the period of grace (not to exceed 10 days), if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Indebtedness referred to in Section 10.01) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness (other than the Indebtedness referred to in Section 10.01) of the General Partner or the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) through (iii) inclusive, is at least $100,000; or

                 10.05 Bankruptcy, etc. The General Partner or the Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the General Partner or the Borrower or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed or discharged, within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the General Partner or the Borrower or any of its Subsidiaries, or the General Partner or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the General Partner or the Borrower or any of its Subsidiaries, or there is commenced against the General Partner or the Borrower or any of its Subsidiaries any such proceeding which remains undismissed or undischarged for a period of 60 days, or the General Partner or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the General Partner or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the General Partner or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate or partnership action is taken by the General Partner or the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                 10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administrate such Plan any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been timely made; the General Partner, the Borrower, or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971, 4975 or 4980 of the Code, or the General Partner, the Borrower or any Subsidiary of the

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Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(l) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA); (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; (c) which lien, security interest or liability, in the opinion of the Required Banks, will have a material adverse effect upon the performance, business, assets, condition (financial or otherwise), properties, operations or prospects of the Borrower and its Subsidiaries taken as a whole; or

                 10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 7.11), and subject to no other Liens (except as permitted by Section 7.11), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

                 10.08 Subsidiaries Guaranty. At any time after the execution and delivery thereof, the Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect as to any Subsidiary Guarantor, or any Subsidiary Guarantor or any Person acting by or on behalf of any Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty, or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty; or

                 10.09 Judgments. One or more judgments or decrees shall be entered against the General Partner or the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable insurance company which has accepted full liability in writing) and such judgments or decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments exceeds $100,000; or

                 10.10  Ownership.  There shall be a Change of Control;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Bank or the holder of any Note to enforce its claims against the Borrower (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Commitment Commission and other Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; and (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.


                 Section 11.  Definitions And Accounting Terms.

                 11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense, non-cash interest expense and other non-cash charges) included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains or losses (exclusive of items reflected in Adjusted Working Capital) included in arriving at Consolidated Net Income for such period.

                 "Adjusted Working Capital" shall mean Consolidated Current Assets (excluding cash and Cash Equivalents) minus Consolidated Current Liabilities.

                 "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person;

provided, however, that for purposes of Section 9.07, an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 5% of any class of the capital stock or partnership interest of the Borrower and for all purposes of this Agreement, neither the Agent, the Collateral Agent or any Bank shall be considered an Affiliate of the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agent" shall mean Banque Paribas in its capacity as Agent for the Banks hereunder, and shall include any successor to the Agent appointed pursuant to Section 12.09.

                 "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

                 "Applicable Margin" shall mean (x) in the case of Base Rate Loans, 2-1/2% and (y) in the case of Eurodollar Loans, 4%.

                 "Approved Incentive Plan" shall mean a plan or agreement adopted by the Borrower and approved by the Agent providing for the issuance of equity in the Borrower to management employees or directors of the Borrower.

                 "Bank" shall mean each financial institution listed on
Schedule I, as well as any institution which becomes a "Bank" hereunder pursuant to Section 13.04.

                 "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Bank having notified in writing the Borrower and/or the Agent that it does not intend to comply with its obligations under Section 1.01(a) or 1.01(b) or
Section 2, in either case as a result of any takeover of such Bank by any regulatory authority or agency.

                 "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                 "Banque Paribas" shall mean Banque Paribas, a French banking organization acting through its New York Branch.

                 "Base Rate" shall mean the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

                 "Base Rate Loan" shall mean any Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                 "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                 "Borrower Acknowledgement" shall have the meaning set forth in
Section 5.06(b).

                 "Borrower Partnership Pledge Agreement" shall mean the Partnership Pledge and Security Agreement dated as of November 5, 1993, made by the Borrower in favor of the Collateral Agent, as such agreement may be amended, modified or supplemented from time to time, including, without limitation, as modified by the Borrower Acknowledgement.

                 "Borrower Pledge Agreement" shall mean the Borrower Pledge Agreement dated as of November 5, 1993, made by the Borrower in favor of the Collateral Agent, as such agreement may be amended, modified or supplemented from time to time, including, without limitation, as modified by the Borrower Acknowledgement.

                 "Borrower Pledge Agreements" shall mean collectively, or individually as the context may require, the Borrower Pledge Agreement and the Borrower Partnership Pledge Agreement.

                 "Borrower Security Agreement" shall mean the Borrower Security Agreement dated as of November 5, 1993, made by the Borrower in favor of the Collateral Agent, as such agreement may be amended, modified or supplemented from time to time, including, without limitation, as modified by the Borrower Acknowledgement.

                 "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Banks having Commitments with respect to such Tranche on a pro rata basis on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                 "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

                 "Capital Expenditures" shall have the meaning provided in
Section 9.08.

                 "Capital Lease" as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with generally accepted accounting principles, is accounted for as a capital lease on the balance sheet of that Person.

                 "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as Indebtedness in accordance with such principles.

                 "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Corporation or "A2" or the equivalent thereof from Moody's Investors Service, Inc. with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause
(i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than six months after the date of acquisition by such Person and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

                 "CERCLA" shall mean the Comprehensive Environmental Response Compensation of Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

                 "Change of Control" means the occurrence of one or more of the following: (i) any Person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act) (x) shall have acquired beneficial ownership of 30% or more of any outstanding class of partnership interests of the Borrower, or of capital stock of the General Partner, having ordinary voting power in the management of the Borrower or the General Partner, as the case may be, or (y) shall obtain the power (whether or not exercised) to control the management of the Borrower or the General Partner, (ii) the Management Investors, William J. Mullis, Charles S. Craig, David Sarda, members of their families and trusts for the exclusive benefit of their family members shall cease to have beneficial ownership of 51% or more of all outstanding partnership interests of the Borrower or of 51% or more of all outstanding capital stock of the General Partner, (iii) Charles S. Craig, his family members and trusts for the exclusive benefit of his family members (including such family members and trusts that acquire partnership interests in the Borrower through distributions from the estate of Charles S. Craig) shall cease to have beneficial ownership of 25% or more of all outstanding partnership interests of the Borrower, (iv) the General Partner shall fail to own 100% of the general partnership interest in the Borrower or any Subsidiary of the Borrower or (v) the Borrower shall fail to own 100% of the limited partnership interests in any of its Subsidiaries.

                 "Claims" shall have the meaning provided in the definition of "Environmental Claims."

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                 "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purport to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and all cash and Cash Equivalents held pursuant to any Concentration Account Consent Letter.

                 "Collateral Agent" shall mean the Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                 "Collective Bargaining Agreements" shall have the meaning provided in Section 5.05.

                 "Commitment" shall mean, with respect to each Bank, such Bank's Term Loan Commitment or Revolving Commitment, if any.

                 "Commitment Commission" shall have the meaning provided in
Section 3.01(a).

                 "Concentration Accounts" shall mean each of the Concentration Accounts established pursuant to the Security Agreements.

                 "Concentration Account Consent Letters" shall mean the Concentration Account Consent Letters required to be delivered to the Collateral Agent pursuant to the Security Agreements.

                 "Consolidated Current Assets" shall mean the consolidated current assets of the Borrower and its Subsidiaries.

                 "Consolidated Current Liabilities" shall mean the consolidated current liabilities of the Borrower and its Subsidiaries, but excluding the current portion of any long-term Indebtedness which would otherwise be included therein.

                 "Consolidated EBITA" shall mean, for any period, (a) the sum of (i) Consolidated Net Income (before provision for taxes and without giving effect to any extraordinary gains or losses (but after giving effect to accruals for insurance reserves) or gains or losses from sales of assets other than inventory sold in the Ordinary Course of Business) for such period, (ii) Consolidated Interest Expense for such period deducted in arriving at Consolidated Net Income, (iii) the amount of amortization of intangibles deducted in arriving at Consolidated Net Income for such period minus (b) (i) consolidated interest income for such period included in Consolidated Net Income and (ii) extraordinary costs incurred in connection with the Refinancing Transaction and not already included in Consolidated Net Income.

                 "Consolidated EBITDA" for any period shall mean Consolidated EBITA plus depreciation that was deducted in arriving at Consolidated Net Income for such period.

                 "Consolidated Indebtedness" shall mean at any time all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis.

                 "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) payable during such period in respect of all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, for such period (including, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period).

                 "Consolidated Net Income" shall mean, for any period, net income of the Borrower and its Subsidiaries for such period determined on a consolidated basis (after provision for taxes); provided, however, the net income of any Subsidiary of the Borrower, which is not a Wholly-Owned Subsidiary and for which the investment of the Borrower therein is accounted for by the equity method of accounting, shall have its net income included in the Consolidated Net Income of the Borrower and its Subsidiaries only to the extent of the amount of cash dividends or Distributions paid by such Subsidiary to the Borrower.

                 "Consolidated Net Worth" shall mean the net worth of the Borrower and its Subsidiaries determined on a consolidated basis.

                 "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation should not include endorsements of instruments for deposit or collection in the Ordinary Course of Business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                 "Craig Capital" shall mean, collectively, Craig Capital Corporation, a Delaware corporation, its employees, directors and shareholders.

                 "Credit Documents" shall mean this Agreement, each Note, each Notice of Borrowing, each Notice of Conversion, each Letter of Credit, each Letter of Credit Request, the Borrower Acknowledgment, the Partner Acknowledgement, the Subsidiary Acknowledgement, the Subsidiaries Guaranty, the Partner Assumption Agreement, the Subsidiaries Assumption Agreement, each Security Document and each power of attorney of any partner of the Borrower utilized in connection with the execution of any other Credit Document.

                 "Credit Event" shall mean (x) the occurrence of the Restatement Effective Date and (y) the making of any Loan or the issuance of any Letter of Credit.

                 "Credit Party" shall mean the General Partner, the Borrower, each Subsidiary of the Borrower and each other Person party to any Credit Document, including, without limitation, all partners of the Borrower party to any Credit Document as a pledgor.

                 "Debt Agreements" shall have the meaning provided in Section 5.05.

                 "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                 "Defaulting Bank" shall mean any Bank as to which a Bank Default then exists.

                 "Distribution" shall mean any distribution in respect of any equity interest in the General Partner or the Borrower or any Subsidiary of the Borrower and any payments on account of any purchase, redemption, retirement or other acquisition of any such interest of the Borrower or such Subsidiary of the Borrower, or any warrants or options therefor, whether in cash or in property or in obligations or security or any other payment by the General Partner or the Borrower or any Subsidiary of the Borrower to any holder of such interest or any Affiliate thereof in substance and effect similar to any of the foregoing.

                 "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                 "Drawing" shall have the meaning provided in Section 2.05(b).

                 "Eligible Transferee" shall mean and include a commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act) or a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

                 "Employee Benefit Plans" shall have the meaning provided in
Section 5.05.

                 "Employment Agreements" shall have the meaning provided in
Section 5.05.

                 "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by the Borrower or any of its Subsidiaries solely in the ordinary course of such Person's business and not in response to any third party action or request of any kind) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

                 "Environmental Law" means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guide, policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.
Section 7401 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq. and any applicable state and local or foreign counterparts or equivalents.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                 "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or any Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

                 "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                 "Event of Default" shall have the meaning provided in Section
10.

                 "Excess Cash Flow" shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Consolidated Net Income for such period and (b) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period, minus (ii) the sum of (a) the amount of cash Capital Expenditures (to the extent not financed with Indebtedness but not in excess of the amounts permitted pursuant to Section 9.05) made by the Borrower and its Subsidiaries on a consolidated basis during such period, (b) the amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were applied to Scheduled Repayments required to be made during such period or were made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment) during such period, (c) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period, (d) the aggregate amount of Distributions paid during such period pursuant to Section 9.03(ii) (but in no case in an amount in excess of the amount permitted to be paid pursuant to said Section) and (e) without duplication, accrued insurance premiums and health insurance reserves.

                 "Facing Fee" shall have the meaning provided in Section 3.01(b)

                 "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

                 "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                 "Final Maturity Date" shall mean the date occurring on the fifth anniversary of the Restatement Effective Date.

                 "Florida Payroll Leasing" shall mean Florida Payroll Leasing and Services, L.P., a Delaware limited partnership.

                 "General Partner" shall have the meaning provided in the first paragraph of this Agreement.

                 "Hazardous Materials" means (a) ethylene oxide, any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain, dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and

(c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

                 "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v) or (vi) secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) all Capitalized Lease Obligations or obligations under interest rate protection or other hedging agreements, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, and
(vi) all Contingent Obligations of such Person, but shall not include accrued expenses and current trade accounts payable by the Borrower and its Subsidiaries incurred in the Ordinary Course of Business of the Borrower and its Subsidiaries.

                 "Intellectual Property" shall have the meaning provided in
Section 7.20.

                 "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                 "Interest Period" shall have the meaning provided in Section 1.09.

                 "Issuing Bank" shall mean Banque Paribas.

                 "L/C Supportable Indebtedness" shall mean obligations of the Borrower and its Subsidiaries as are acceptable to the Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

                 "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                 "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                 "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(c).

                 "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the amount of all Unpaid Drawings.

                 "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

                 "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                 "Loan" shall mean each Term Loan and each Revolving Loan.

                 "Management Agreements" shall have the meaning provided in
Section 5.05.

                 "Management Investors" shall mean Steven Cooley, William Moore, C. Everett Southwick, David A. Varnadore, Jules Kortenhorst, and Henry
D. Le Tourneau, Jr.

                 "Margin Stock" shall have the meaning provided in Regulation
U.

                 "Material Contracts" shall have the meaning provided in
Section 7.21.

                 "Minimum Borrowing Amount" shall mean (i) for Base Rate Loans, $100,000 and (ii) for Eurodollar Loans, $500,000.

                 "MIS Acquisition" shall mean an acquisition (including through the incurrence of Capitalized Lease Obligations) of computer and management information hardware and software in the Ordinary Course of Business to update, modify and replace the existing computer and management information systems of the Borrower and its Subsidiaries, provided that the aggregate amount expended for all such acquisitions (including the principal amount of all Indebtedness incurred in connection therewith) shall not exceed $3,000,000.

                 "MIS Indebtedness" shall mean Indebtedness of the Borrower or any of its Subsidiaries incurred in connection with an MIS Acquisition.

                 "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of reasonable transaction costs, the amount of such gross cash proceeds required to be used to repay any Indebtedness which is secured by the respective assets which were sold, and the estimated marginal increase in income taxes which will be payable by the partners (for tax purposes) in the Borrower pursuant to Section 4.4(b) of the Partnership Agreement in respect of the Borrower as a result of such sale.

                 "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

                 "Note" shall mean each Term Note and each Revolving Note.

                 "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                 "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                 "Notice Office" shall mean the office of the Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Staff Leasing Account Officer, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                 "Obligations" shall mean all amounts owing to the Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                 "Ordinary Course of Business" shall mean any commercial transaction that is normal and incidental as a matter of custom for the Borrower or its Subsidiaries in connection with the transaction of business in the employee leasing industry in the United States, conducted in such manner as historically practiced by the Borrower on the Restatement Effective Date.

                 "Original Bank" shall mean each Person which was a Bank under, and as defined in, the Original Credit Agreement immediately prior to the Restatement Effective Date.

                 "Original Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                 "Original Effective Date" shall mean the Effective Date under, and as defined in, the Original Credit Agreement.

                 "Original Loans" shall mean the Original Term Loans and the Original Revolving Loans.

                 "Original Revolving Loans" shall mean each Revolving Loan made under, and as defined in, the Original Credit Agreement.

                 "Original Security Documents" shall mean each Security Document executed pursuant to, and as defined in, the Original Credit Agreement.

                 "Original Term Loans" shall mean each Term Loan made under, and as defined in, the Original Credit Agreement.

                 "Participant" shall have the meaning provided in Section
2.04(a).

                 "Partner Acknowledgement" shall have the meaning provided in
Section 5.06(c).

                 "Partner Assumption Agreement" shall have the meaning provided in Section 5.10(b).

                 "Partner Pledge Agreement" shall mean the Partnership Pledge and Security Agreement, dated as of November 5, 1994, made by the General Partner and the limited partners party thereto in favor of the Collateral Agent, as such agreement may be amended, modified or supplemented from time to time, including, without limitation, as modified by the Partner Acknowledgement.

                 "Partnership Agreements" shall have the meaning set forth in
Section 4.05.

                 "Payment Office" shall mean the office of the Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Gary A. Binning, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                 "Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time; provided that if the Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                 "Permitted Liens" shall have the meaning provided in Section 9.01.

                 "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                 "Plan" shall mean any multiemployer or single-employer plan, as defined in Section 4001 of ERISA, which is subject to Title IV of ERISA and maintained or contributed to by (or to which there is an obligation to contribute of) the General Partner, the Borrower, any Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which such plan was maintained or contributed to by (or to which there was an obligation to contribute of) the General Partner, the Borrower, any Subsidiary of the Borrower or an ERISA Affiliate.

                 "Pledge Agreement Collateral" shall mean all "Collateral" as defined in each of the Pledge Agreements.

                 "Pledge Agreements" shall mean the Partner Pledge Agreement and the Borrower Pledge Agreements.

                 "Pledged Securities" shall have the meaning provided in the Borrower Pledge Agreement.

                 "Prime Lending Rate" shall mean the rate which The Chase Manhattan Bank, N.A. announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes.

                 "Projections" shall have the meaning provided in Section 7.05.

                 "Quarterly Payment Date" shall mean the last Business Day of each of March, June, September and December.

                 "Quoted Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the Agent for U.S. dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Agent for which an interest rate is then being determined with maturities comparable to the Interest Period applicable to such Eurodollar Loan determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                 "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

                 "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                 "Regulations D, G, T, U and X" shall mean Regulations D, G, T, U and X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                 "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

                 "Replaced Bank" shall have the meaning provided in Section
1.12.

                 "Replacement Bank" shall have the meaning provided in Section 1.12.

                 "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 2615.

                 "Refinancing Transaction" shall mean (i) the payment of a Distribution in respect of common equity interests in the Borrower, (ii) the repurchase of a warrant to acquire 7.5% of the common equity interests in the Borrower (after giving effect to the payment pursuant to clause (i)) and (iii) the redemption of all outstanding preferred equity interests in the Borrower and the payment of all accumulated and unpaid Distributions thereon) with the aggregate payment with respect to clauses (i), (ii) and (iii) not to exceed $20,000,000.

                 "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans, Term Loan Commitments (to the extent not theretofore terminated), Revolving Loan Commitments (or after the termination thereof, the sum of outstanding Revolving Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans made by Non-Defaulting Banks, the then Total Term Loan Commitments (to the extent not theretofore terminated) of Non-Defaulting Banks and the Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans and Letter of Credit Outstandings of Non-Defaulting Banks).

                 "Restatement Effective Date" shall have the meaning provided in Section 13.10.

                 "Returns" shall have the meaning provided in Section 7.09.

                 "Revolving Loans" shall have the meaning provided in Section 1.01(b).

                 "Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to
Section 1.12 and/or 13.04.

                 "Revolving Note" shall have the meaning provided in Section 1.05(a).

                 "Scheduled Repayment" shall have the meaning provided in
Section 4.02(A)(b).

                 "Scheduled Repayment Date" shall have the meaning provided in
Section 4.02(A)(b).

                 "Secured Creditors" shall have the meaning provided in the Security Documents.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                 "Security Agreement Collateral" shall mean all "Collateral" as defined in each of the Security Agreements.

                 "Security Agreements" shall mean the Borrower Security Agreement and the Subsidiaries Security Agreement.

                 "Security Documents" shall mean each Pledge Agreement, each Security Agreement and each Concentration Account Consent Letter.

                 "Staff Leasing" shall mean Staff Leasing, L.P., a Delaware limited partnership.

                 "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder at such time (in each case determined without regard to whether any conditions to drawing could then be met).

                 "Subsidiaries Guaranty" shall mean the Subsidiaries Guaranty, dated as of November 5, 1993, made by each Subsidiary Guarantor, as such agreement may be amended, modified or supplemented from time to time, including without limitation, as modified by the Subsidiaries Acknowledgement.

                 "Subsidiaries Security Agreement" shall mean the Subsidiaries Security Agreement made by the Subsidiaries of the Borrower party thereto in favor of the Collateral Agent, as such agreement may be amended, modified or supplemented from time to time, including without limitation, as modified by the Subsidiaries Acknowledgement.

                 "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time or 50% of the general partnership or similar interest. Unless otherwise expressly provided herein all references to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

                 "Subsidiary Acknowledgement" shall have the meaning provided in Section 5.06(a).

                 "Subsidiary Assumption Agreement" shall have the meaning provided in Section 5.10(a).

                 "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower.

                 "Subsidiary Notes" shall mean the promissory notes of the Borrower issued in favor of any Subsidiary of the Borrower that is not a Subsidiary Assignor in the form approved by the Agent prior to the Original Effective Date with such amendments as the Agent may request as of the Restatement Effective Date to give effect to the amendment and restatement of the Original Credit Agreement.

                 "Taxes" shall have the meaning provided in Section 4.04(a).

                 "Term Loans" shall have the meaning provided in Section
1.01(a).

                 "Term Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Term Loan Commitment", as same may be (x) reduced from time to time pursuant to Section

3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Sections 1.12 and/or 13.04.

                 "Term Note" shall have the meaning provided in Section
1.05(a).

                 "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                 "Total Employee Leasing" shall mean Total Employee Leasing Services, L.P., a Delaware limited partnership.

                 "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

                 "Total Term Loan Commitment" shall mean, at any time, the sum of the Term Loan Commitments of each of the Banks.

                 "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment, less (y) the aggregate principal amount of Revolving Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

                 "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being two separate Tranches, i.e., whether Term Loans or Revolving Loans.

                 "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                 "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                 "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35 and based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

                 "United States" and "U.S." shall each mean the United States of America.

                 "Unpaid Drawing" shall have the meaning provided in Section 2.05(a).

                 "Unutilized Revolving Loan Commitment" for any Bank, at any time, shall mean the Revolving Loan Commitment of such Bank at such time less the aggregate principal amount of Revolving Loans made by such Bank and then outstanding and such Bank's Percentage of the Letter of Credit Outstandings.

                 "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.


                 Section 12.  The Agent.

                 12.01 Appointment. The Banks hereby designate Banque Paribas as Agent (for purposes of this Section 12, the term "Agent" shall include Banque Paribas in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

                 12.02 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein.

                 12.03 Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the General Partner and the Borrower and their respective Subsidiaries in connection with the making and the continuance of the Loans and the participation in Letters of Credit and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the General Partner and the Borrower and their respective Subsidiaries and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans, the participation in the Letters of Credit or at any time or times thereafter. The Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the General Partner and the Borrower or their respective Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the General Partner and the Borrower or its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                 12.04 Certain Rights of the Agent. If the Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                 12.05 Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel (which may be counsel for the Borrower) selected by it.

                 12.06 Indemnification. To the extent the Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

                 12.07 The Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

                 12.08 Holders. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                 12.09 Resignation by the Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                 (b) Upon any such notice of resignation, the Banks shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower (it being understood and agreed that any Bank is deemed to be acceptable to the Borrower). In the event that more than one Bank has notified the Borrower of an interest in becoming the successor Agent, the Borrower and the Required Banks shall agree as to the successor Agent.

                 (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent, with the consent of the Borrower, shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Agent as provided above.

                 (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Agent as provided above.


                 Section 13.  Miscellaneous.

                 13.01 Payment of Expenses, etc. Each of the General Partner and the Borrower jointly and severally agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and disbursements of White & Case) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agent in connection with its syndication efforts with respect to this Agreement and of the Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agent and for each of the Banks);
(ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) defend, protect, indemnify and hold harmless the Agent and each Bank, and each of their respective officers, directors, employees, representatives and agents (collectively called the "Indemnitees") from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or assessed against the Indemnitees directly or indirectly based on, or arising or resulting from, (a) any investigation, litigation or other proceeding (whether or not the Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, (b) the actual or alleged generation, presence or

Release of Hazardous Materials on or from, or the transportation of Hazardous Materials to or from, any Real Property owned or at any time operated by the Borrower or any of their respective Subsidiaries or; (c) any Environmental Claim relating to the General Partner or the Borrower or any of their respective Subsidiaries or any Real Property owned or at any time operated by the General Partner or the Borrower or any of their respective Subsidiaries or;
(d) the exercise of the rights of the Agent and of any Bank under any of the provisions of this Agreement or any other Credit Document or any Loans hereunder; or, (e) the consummation of any transaction contemplated herein or in any other Credit Document; (the "Indemnified Matters") regardless of when such Indemnified Matter arises, but excluding from the coverage relating to any Indemnified Matter coverage for any Indemnitee whose claim arises solely from the gross negligence or willful misconduct of such Indemnitee.

                 13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of each Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                 13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at its address specified opposite its signature below; if to any Bank, at its address specified opposite its name below; and if to the Agent, at its Notice Office; or, as to any Credit Party or the Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telegraphed, telexed, facsimiled, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or facsimile device, except that notices and communications to the Agent shall not be effective until received by the Agent.

                 13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks; and provided further, that although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder; and provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Final Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase such participant's portion of the Commitments in which such participant is participating over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment, and that an increase in any Commitment shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                 (b) Notwithstanding the foregoing, any Bank may (x) assign a portion of its Loans or Commitments and related outstanding Obligations hereunder to one or more Banks or (y) assign a portion equal to at least $2,000,000 and, if greater, in integral multiples of $500,000, of such Loans or Commitments and related outstanding Obligations hereunder to one or more Eligible Transferees each of which assignees shall become a party to this Agreement as a Bank by execution of an assignment and assumption agreement substantially in the form of Exhibit J (appropriately completed); provided that: (i) at such time Schedule I shall be deemed modified to reflect the Commitments of such new Bank and of the existing Banks; (ii) new Notes will be issued to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 to the extent needed to reflect the revised Commitments; (iii) the consent of Banque Paribas and the Issuing Bank under any Letter of Credit shall be required in connection with any assignment of Revolving Loan Commitments; and (iv) the Agent shall receive at the time of each such assignment, from the assigning Bank, the payment of a non-refundable assignment fee of $3,000. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments.

                 13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                 13.06 Payments Pro Rata. (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank which has expressly agreed in writing not to receive its share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                 (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                 (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

                 13.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); provided that, except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 9.08 through 9.12, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to
Section 7.05(a).

                 (b) All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

                 13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GENERAL PARTNER AND THE BORROWER EACH HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GENERAL PARTNER AND THE BORROWER EACH HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS DECHERT PRICE & RHOADS WITH OFFICES ON THE DATE HEREOF AT 477 MADISON AVENUE, NEW YORK, NEW YORK 10022 ATTENTION: RICHARD A. GOLDMAN, ESQ., AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY

SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE GENERAL PARTNER AND THE BORROWER EACH AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. THE GENERAL PARTNER AND THE BORROWER EACH FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                 (B) THE GENERAL PARTNER AND THE BORROWER EACH HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

                 13.10 Effectiveness. This Agreement shall become effective on the date (the "Restatement Effective Date") on which (i) the Borrower, the General Partner and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at its Notice Office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) all conditions contained in Sections 5 and 6 are met to the satisfaction of the Agent and the Required Banks (determined after giving effect to the Restatement Effective Date). Unless the Agent has received actual notice from any Bank that the conditions described in clause (ii) of the preceding sentence have not been met to its satisfaction, upon the satisfaction of the conditions described in clause (i) of the immediately preceding sentence, the payment to the Original Banks of all amounts required to be paid to them on the Restatement Effective Date pursuant to Section 5.19, and the payment of all fees required to be paid on such date as provided in Section 3.01(f), the Restatement Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Restatement Effective Date shall not release the Borrower from any liability or prevent the existence of an Event of Default based upon failure to satisfy one or more of the applicable conditions contained in Sections 5 and 6).

                 13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                 13.12 Amendment or Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks; provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting
Bank) (with Obligations of the respective types in the case of following clause
(i)): (i) extend the final scheduled maturity of any Loan or Note or any portion thereof or extend the stated maturity of any Letter of Credit beyond the Final Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof; (ii) release all or substantially all of the Collateral (except as expressly provided in the respective Security Document); (iii) amend, modify or waive any provision of this Section 13.12; (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Restatement Effective Date); or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall: (x) increase the Commitments of any Bank over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase in the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank); (y) without the consent of the Agent, amend, modify or waive any provision of Section 12 or any other provision relating to the rights or obligations of the Agent; or (z) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.

                 (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clause (a)(i) through (v), inclusive, of this Section 13.12, the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Bank or Banks (so long as all non-consenting Banks are so replaced) with one or more Replacement
Banks pursuant to Section 1.12 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination, provided that the Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 13.12(a).

                 (c) Notwithstanding anything to the contrary contained above in this Section 13.12, the Collateral Agent may enter into amendments to the Subsidiaries Guaranty and the Security Documents for the purpose of adding additional Subsidiaries of the Borrower (or other Credit Parties) as parties thereto.

                 13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

                 13.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank.


                            *          *          *

                 IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address:

1301 6th Avenue                                    STAFF CAPITAL, L.P.
Bradenton, FL  34205*
Attn:  President                                   By its sole general partner,
Tel:  (813) 748-4540                               Staff Acquisition, Inc.
Fax:  (813) 747-1490

                                                   By /s/ Charles S. Craig
                                                     ---------------------------
                                                     Title: Co-Chairman


c/o Craig Capital Corporation                      STAFF ACQUISITION, INC.
    Two Soundview Drive
    Greenwich, CT  06830*
Attn:  Charles S. Craig                            By /s/ Charles S. Craig
Tel: (203) 869-7700                                  ---------------------------
Fax: (203) 869-8594                                  Title: Co-Chairman



787 Seventh Avenue                                 BANQUE PARIBAS,
New York, NY  10019                                  Individually and as Agent
Attn:  Staff Leasing
           Account Officer
Tel:  (212) 841-2000
Fax:  (212) 841-2333                               By /s/ Gary Binning
                                                     ---------------------------
                                                     Title: Vice President

                                                   By /s/ David Buseck
                                                     ---------------------------
                                                     Title: Vice President

* With a copy to:

  Dechert Price & Rhoads
  477 Madison Avenue
  New York, New York  10022
  Attention:  Richard A. Goldman, Esq.

1605 Main Street                                   NATIONSBANK OF FLORIDA, N.A.
Suite 101
Sarasota, Florida  34236-5847
Attn:  Mr. Douglas Mrstik

Tel:  (813) 952-2604
Fax:  (813) 952-2852                               By /s/ Christopher C. Browder
                                                     ---------------------------
                                                     Title:  Vice President



10100 Santa Monica Boulevard                       PILGRIM PRIME RATE TRUST
21st Floor
Los Angeles, California  90067-4112

Tel:  (310) 551-0833                               By /s/ Michael D. Hatley
Fax:  (310) 201-0978                                 ---------------------------
                                                     Title: Assistant Portfolio
                                                            Manager

                                                                      SCHEDULE I



                                  COMMITMENTS


                                           Term Loan                       Revolving Loan
Bank                                       Commitment                        Commitment
----                                       ----------                      --------------
Banque Paribas                             $ 5,000,000                     $13,000,000

NationsBank of Florida, N.A.               $10,000,000

Pilgrim Prime Rate Trust                   $10,000,000


                                           -----------                     -----------
     Totals:                               $25,000,000                     $13,000,000

                                                                     SCHEDULE II




                                  PROJECTIONS

                                                                    SCHEDULE III



                                 REAL PROPERTY

                                                                     SCHEDULE IV



                                 CAPITALIZATION

                                                                      SCHEDULE V



                               MATERIAL CONTRACTS

                                                                     SCHEDULE VI



                                   INSURANCE

                                                                    SCHEDULE VII



                                 EXISTING LIENS

                                                                [CONFORMED COPY]

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT



                 FIRST AMENDMENT (this "Amendment"), dated as of June 29, 1995, among Staff Acquisition, Inc. (the "General Partner"), Staff Capital, L.P. (the "Borrower"), the lending institutions party to the Amended and Restated Credit Agreement referred to below (the "Banks") and Banque Paribas, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, the General Partner, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 5, 1993 and amended and restated as of December 8, 1994 (the "Amended and Restated Credit Agreement");

                 WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as herein provided;


                 NOW, THEREFORE, it is agreed:

                 1.       Section 3.03 of the Credit Agreement is amended by
(i) redesignating Section 3.03(f) as Section 3.03(g) and (ii) inserting the following new paragraph (f):

                 "(f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment shall be reduced by the amount of $3,000,000 on September 30, 1995. Such reduction shall be applied to reduce the Revolving Loan Commitment of each Bank in an amount equal to the increase in the Revolving Loan Commitment of such Bank on the effective date of the First Amendment to this Agreement."

                 2. Section 4.02(A) of the Credit Agreement is amended by deleting Section 4.02(A)(b) in its entirety and inserting in lieu thereof the following new Section 4.02(A)(b):

         "(b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below (each, a "Scheduled Repayment Date"), the principal amount of Term Loans set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02(B)(a), a "Scheduled Repayment"):

     Scheduled Repayment Dates                                               Amount
     -------------------------                                               ------
     December 31, 1994                                                    $  300,000
     March 31, 1995                                                       $  750,000
     June 30, 1995                                                        $        0
     September 30, 1995                                                   $        0
     December 31, 1995                                                    $        0
     March 31, 1996                                                       $1,140,625
     June 30, 1996                                                        $1,140,625
     September 30, 1996                                                   $1,140,625
     December 31, 1996                                                    $1,140,625
     March 31, 1997                                                       $1,390,625
     June 30, 1997                                                        $1,390,625
     September 30, 1997                                                   $1,390,625
     December 31, 1997                                                    $1,390,625
     March 31, 1998                                                       $1,640,625
     June 30, 1998                                                        $1,640,625
     September 30, 1998                                                   $1,640,625
     December 31, 1998                                                    $1,640,625
     March 31, 1999                                                       $1,815,625
     June 30, 1999                                                        $1,815,625
     September 30, 1999                                                   $1,815,625
     Final Maturity Date                                                  $1,815,625"

                 3. Section 8.01 of the Credit Agreement is amended by inserting the following new Section 8.01(l):

         "(l)     Audit Report.  On or prior to August 1, 1995, an audit report prepared by Foster Higgins relating to the Borrower's health insurance plans."

                 4. Section 9.01(viii) is amended by deleting Section 9.01(viii) in its entirety and inserting in lieu thereof the following new
Section 9.01(viii):

         "(viii) Liens placed upon equipment, machinery or real property used in the Ordinary Course of Business of the Borrower or any of its Subsidiaries at the time of purchase thereof by the Borrower or any of its Subsidiaries to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that (x) the aggregate principal amount of all Indebtedness secured by Liens permitted by this clause (viii) does not exceed at any one time outstanding $5,875,000 and (y), in all events, the Lien encumbering the equipment, machinery or real property so acquired does not encumber any other asset of the Borrower or any of its Subsidiaries;

                 5. Section 9.05 is amended by deleting Section 9.05(b) in its entirety and inserting in lieu thereof the following new Section 9.05(b):

         "(b) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease obligations to the extent permitted pursuant to
         Section 9.08; provided that the aggregate amount of Indebtedness evidenced by Capitalized Lease Obligations under all Capital Leases outstanding under this clause (b) shall not at any time exceed $5,875,000."

                 6. Section 9.08(a) is amended by deleting the number "$425,000" as the first number listed under the column entitled "Amount" and inserting the number "$2,525,000" in lieu thereof.

                 7. Section 9.08(c) is amended by deleting the number "$3,000,000" appearing in line two thereof and inserting the number "$8,275,000" in lieu thereof.

                 8. Section 9.09 of the Credit Agreement is amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.09:

         "9.09 Minimum EBITDA. The Borrower will not permit its Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) ending on each date set forth below to be less than the amount set forth opposite such date:

                 Fiscal Quarter                                       Minimum
                     Ended                                             Amount
                 --------------                                       --------
                 December 31, 1994                                   $ 8,500,000
                 March 31, 1995                                      $ 9,375,000
                 June 30, 1995                                       $ 8,800,000
                 September 30, 1995                                  $ 9,350,000
                 December 31, 1995                                   $10,250,000
                 March 31, 1996                                      $10,700,000
                 June 30, 1996                                       $12,500,000
                 September 30, 1996                                  $13,125,000
                 December 31, 1996                                   $13,500,000
                 March 31, 1997                                      $14,250,000
                 June 30, 1997 and                                   $15,000,000
                 for each fiscal quarter
                 thereafter"

                 9. Section 9.10 of the Credit Agreement is amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.10:

         "9.10 Minimum Consolidated Net Worth. The Borrower will not permit its Consolidated Net Worth at any time during any quarter set forth below to be less than the amount set forth below opposite such quarter:

                 Fiscal Quarter                                        Minimum
                      Ended                                            Amount
                 --------------                                        -------
                 December 31, 1994                                   $(9,500,000)
                 March 31, 1995                                      $(8,725,000)
                 June 30, 1995                                       $(9,000,000)
                 September 30, 1995                                  $(7,175,000)
                 December 31, 1995                                   $(6,400,000)
                 March 31, 1996                                      $(5,100,000)
                 June 30, 1996                                       $(3,800,000)
                 September 30, 1996                                  $(2,500,000)
                 December 31, 1996                                   $(1,200,000)
                 March 31, 1997                                      $   600,000
                 June 30, 1997                                       $ 2,400,000
                 September 30, 1998                                  $ 9,750,000
                 December 31, 1998                                   $11,000,000
                 March 31, 1999                                      $13,000,000
                 June 30, 1999                                       $15,000,000
                 September 31, 1999                                  $17,000,000
                 Final Maturity Date                                 $18,500,000

                 10. Section 9.11 of the Credit Agreement is amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.11:

                 "9.11 Interest Coverage Ratio. The Borrower will not permit the ratio of its Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) to its Consolidated Interest Expense for the period of four consecutive fiscal quarters (taken as one accounting period) in any fiscal quarter ending on a date set forth below to be less than the ratio set forth opposite such date:

                 Fiscal Quarter
                     Ended                                                    Ratio
                 --------------                                              -------
                 December 31, 1994                                           3.25:1
                 March 31, 1995                                              3.35:1
                 June 30, 1995                                               3.00:1
                 September 30, 1995                                          3.00:1
                 December 31, 1995                                           3.00:1
                 March 31, 1996                                              3.00:1
                 June 30, 1996                                               3.50:1
                 September 30, 1996                                          4.00:1
                   and thereafter

                 11. Section 9.12 of the Credit Agreement is amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.12:

         "9.12   Consolidated Indebtedness to Consolidated EBITDA. The Borrower
         will not permit the ratio of (i) Consolidated Indebtedness on the last day of any fiscal quarter set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, taken as one accounting period, to be greater than the amount set forth below opposite such fiscal quarter:

                 Fiscal Quarter
                     Ended                                         Ratio
                 --------------                                   -------
                 December 31, 1994                                3.30:1
                 March 31, 1995                                   3.10:1
                 June 30, 1995                                    3.50:1
                 September 30, 1995                               3.50:1
                 December 31, 1995                                3.50:1
                 March 31, 1996                                   3.50:1
                 June 30, 1996                                    2.90:1
                 September 30, 1996                               2.65:1
                 December, 31, 1996                               2.45:1
                 March 31, 1997                                   2.15:1
                 June 30, 1997                                    1.85:1
                 September 30, 1996                               1.55:1
                 December 31, 1996                                1.25:1
                 March 31, 1998                                   1.00:1
                  and thereafter

                 12.  Section 9 is amended by inserting the following new
Section 9.18 at the end thereof:

         "9.18 Limitation on Healthcare Adjustments. The aggregate amount of the Healthcare Adjustment for any fiscal year shall not be a loss greater than the amount set forth below opposite such fiscal year:

                 Fiscal
                  Year                                                       Loss Amount
                  ----                                                       -----------
                 1995                                                        $ 10,500,000
                 1996                                                        $  2,000,000
                 1997                                                        $  2,500,000
                 1998                                                        $  3,000,000
                 1999                                                        $  3,500,000

                 13.  The definition of "Applicable Margin" appearing in
Section 11.01 is amended by deleting such definition in its entirety and inserting in lieu thereof the following new definition of "Applicable Margin":

         "Applicable Margin" shall mean (x) in the case of Base Rate Loans, 3% and (y) in the case of Eurodollar Loans, 4.50%; provided, however, that if the Total Revolving Loan Commitment shall have been reduced on or prior to September 30, 1995 pursuant to Section 3.03(f) of the Credit Agreement and all repayments required pursuant to Section 4.02 as a result of such Commitment reduction shall have been made, "Applicable Margin" shall, from and after the date of such reduction and repayment, mean (x) in the case of Base Rate Loans, 2-1/2% and (y) in the case of Eurodollar Loans, 4%."

                 14.      The definition of "Consolidated EBITA" appearing in
Section 11.01 is amended by adding the following new clause (c) at the end of such definition:

         "and (c) plus Healthcare Adjustments (to the extent included in Consolidated Net Income) to the extent they are losses and minus Healthcare Adjustments (to the extent included in Consolidated Net Income) to the extent they are gains."

                 15.  The definition of "Consolidated Net Worth" appearing in
Section 11.01 is amended by inserting the phrase "plus the aggregate amount of Healthcare Adjustments incurred by the Borrower" immediately at the end of such definition.

                 16.      The definition of "MIS Acquisition" appearing in
Section 11.01 is amended by deleting the number "$3,000,000" appearing therein and inserting the number $8,275,000" in lieu thereof.

                 17. Section 11.01 is amended by inserting the following new definition in appropriate alphabetical order:

         "'Healthcare Adjustment' shall mean any losses or gains incurred after January 1, 1995 from any healthcare plan, which, in the case of losses, consist of claims, fixed costs and incurred but not reported reserve claims in excess of all employees and clients healthcare billings."

                 18. Schedule I to the Credit Agreement is amended by deleting the same in its entirety and inserting in lieu thereof as a new Schedule I thereto the Annex A attached to this Amendment which increases the Total Revolving Loan Commitment to $13,000,000 from the amount of $10,000,000 in effect immediately prior to the First Amendment Effective Date.

                 19. Fees. To induce the Banks to enter into this Amendment, the Borrower hereby agrees to pay to the Agent (in accordance with Section 4.03 of the Amended and Restated Credit Agreement) (i) an amendment fee for the pro rata account of each Bank party to this Amendment equal to 1/2 of 1% of the Total Commitment in effect on the Restatement Effective Date, without giving effect to any subsequent reductions thereto other than pursuant to Section 3.03(e) (i.e., based on a Total Commitment of $35,000,000) and (ii) an upfront fee for the pro rata account of each Bank whose Revolving Loan Commitment is increased as a result of this Amendment, equal to 2.0% of the amount of such increase.

                 20. Warrant. To induce each Bank to enter into this Amendment, the Borrower hereby agrees to issue for the account of each Bank whose Revolving Loan Commitment is increased as a result of this Amendment a warrant for the purchase of a Common Limited Partnership Interest (the "Warrant") pro rata based on the amount of each Bank's increased Revolving Loan Commitment. Each Warrant shall permit the holder thereof to purchase from the Borrower, at any time or from time to time during the exercise period set forth in such Warrant for a nominal exercise price a Common Limited Partnership Interest with a corresponding Common Limited Partner Capital Account that will result in such holder, together with the holder of each other Warrant issued pursuant to this paragraph 19, having, with respect to such purchased Common Limited Partnership Interest, an aggregate 5% Participation Percentage; provided, however, the aggregate Participation Percentage represented by such Warrants shall be reduced to 1% on such date as the Total Revolving Loan Commitment shall have then been reduced pursuant to
Section 3.03(f) of the Credit Agreement and all repayments required pursuant to
Section 4.02 as a result of such Commitment reduction shall have been made on such date but only so long as such Commitment reduction and repayment occurs on or prior to September 30, 1995. Each Warrant issued pursuant to this paragraph 19 shall be in the form of the Warrant previously issued as of November 5, 1993 by the Borrower to Banque Paribas and shall be entitled to the benefits of a Warrant Agreement in the form of the Warrant Agreement dated as of November 5, 1993 between the Borrower and Banque Paribas. The Borrower hereby agrees to deliver an executed Warrant and Warrant Agreement in such forms to each Bank entitled thereto prior to July 15, 1995. The terms "Common Limited Partnership Interest," "Common Limited Partner Capital Account," and "Participation Percentage" have the respective meanings set forth in the Partnership Agreement of the Borrower.

                 21. Representations. To induce the Agent and the Banks to enter into this Amendment, each of the General Partner and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the First Amendment Effective Date both before and after giving effect to this Amendment, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) the transactions contemplated by this Amendment do not require the consent of any Person other than the Required Banks, including, without limitation, any warrantholders or partners of the Borrower.

                 22. Amendment Effectiveness. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) each of the General Partner, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office,
(ii) the Borrower shall have executed and delivered to the Agent for distribution to each Bank listed on Annex B hereto a Revolving Note in an amount equal to such Bank's Revolving Loan Commitment as set forth on Annex A hereto, (iii) the Borrower shall have made the payments specified in paragraph 9 above and all unpaid costs and expenses (including legal fees and expenses) of the Agent shall have been paid and (iv) the Banks party to this Amendment shall have received a legal opinion from Dechert Price & Rhoads (counsel to the Borrower) in form and substance satisfactory to such Banks.

                 23. Miscellaneous. (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

         (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         (c) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

         (d) All references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement after giving effect to this Amendment.

                               *       *       *

                 IN WITNESS WHEREOF, each of the parties hereto has caused their duly authorized officers to execute and deliver a counterpart of this Amendment as of the date first above written.

                                       STAFF CAPITAL, L.P.

                                       By its sole general partner,
                                       Staff Acquisition, Inc.



                                       By /s/ Charles Craig
                                         ---------------------------
                                          Title: President


                                       STAFF ACQUISITION, INC.



                                       By /s/ Charles Craig
                                         ---------------------------
                                          Title: Co-Chairman


                                       BANQUE PARIBAS,
                                         Individually and as Agent



                                       By: /s/ Gary Binning
                                          ----------------------
                                           Title: Vice President


                                       By: /s/ Daniel Whalen
                                          ----------------------
                                           Title: General Vice
                                                          President

                                       NATIONSBANK OF FLORIDA, N.A.



                                       By
                                         ---------------------------
                                         Title:

                                       PILGRIM PRIME RATE TRUST



                                       By /s/ Michael D. Hatley
                                         ---------------------------
                                          Title: Assistant Portfolio
                                                           Manager

                                                                         ANNEX A


                                                                      SCHEDULE I



                                  COMMITMENTS


                                           Term Loan                       Revolving Loan
Bank                                       Commitment                        Commitment
----                                       ----------                      --------------
Banque Paribas                             $ 5,000,000                     $11,500,000

NationsBank of
Florida, N.A.                              $10,000,000

Pilgrim Prime Rate Trust                   $10,000,000                     $ 1,500,000


                                           -----------                     -----------
     Totals:                               $25,000,000                     $13,000,000

           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                 SECOND AMENDMENT (this "Amendment"), dated as of April 26, 1996, among Staff Acquisition, Inc. (the "General Partner"), Staff Capital, L.P. (the "Borrower"), the lending institutions party to the Amended and Restated Credit Agreement referred to below (the "Banks") and Banque Paribas, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, the General Partner, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 5, 1993 and amended and restated as of December 8, 1994 (as amended by the First Amendment dated June 29, 1995, the "Amended and Restated Credit Agreement");

                 WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as herein provided;


                 NOW, THEREFORE, it is agreed:


                 1. Section 4.02(A) of the Amended and Restated Credit Agreement is hereby amended by deleting Section 4.02(A)(b) in its entirety and inserting in lieu thereof the following new Section 4.02(A)(b):

         "(b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below (each, a "Scheduled Repayment Date"), the principal amount of Term Loans set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02(B)(a), a "Scheduled Repayment"):


     Scheduled Repayment Dates                                               Amount
     -------------------------                                               ------
     December 31, 1994                                                    $  300,000
     March 31, 1995                                                       $  750,000
     June 30, 1995                                                        $        0
     September 30, 1995                                                   $        0
     December 31, 1995                                                    $        0
     March 31, 1996                                                       $1,140,625
     June 30, 1996                                                        $1,000,000
     September 30, 1996                                                   $1,000,000


     December 31, 1996                                                    $1,000,000
     March 31, 1997                                                       $1,250,000
     June 30, 1997                                                        $1,250,000
     September 30, 1997                                                   $1,250,000
     December 31, 1997                                                    $1,250,000
     March 31, 1998                                                       $1,500,000
     June 30, 1998                                                        $1,500,000
     September 30, 1998                                                   $1,500,000
     December 31, 1998                                                    $1,500,000
     March 31, 1999                                                       $1,675,000
     June 30, 1999                                                        $1,675,000
     September 30, 1999                                                   $1,675,000
     Final Maturity Date                                                  $1,675,000"

                 2. Section 4.02(A)(c) of the Amended and Restated Credit Agreement is hereby amended by inserting at the end thereof the sentence:

         "Notwithstanding the foregoing and Section 4.02(B)(a), the net cash proceeds of the Phase One Rights Offering shall be applied on the Second Amendment Effective Date as follows: (i) $2,109,375 shall be applied to prepay the principal of outstanding Term Loans; (ii) up to $5,000,000 shall be applied to prepay the principal of all Revolving Loans (to the extent then outstanding), but shall not be applied to reduce the Total Revolving Loan Commitment; (iii) up to $1,200,000 may be used to pay fees and expenses incurred in connection with the Phase One Recapitalization Transaction; (iv) if at the option of the Borrower the Equity Repurchase is included in the Phase One Recapitalization Transaction, up to $3,000,000 shall be applied to the Equity Repurchase and (v) the remainder shall be used for the Borrower's working capital purposes. In addition, any net cash proceeds of the Phase Two Rights Offering, if any, to the extent received by the Borrower on or before July 31, 1996, shall be applied on or prior to such date as follows: (i) in the event the Phase Two Rights Offering is consummated by July 31 1996, up to $2,800,000 may be applied to repurchase the Class A-3 Preferred Limited Partnership Interests, (ii) if at the option of the Borrower the Equity Repurchase is not included in the Phase One Recapitalization Transaction, up to $3,000,000 shall be applied to the Equity Repurchase, (iii) such proceeds shall be applied to the repayment of all then outstanding Revolving Loans, but shall not be applied to reduce the Total Revolving Loan Commitment and (iv) the remainder shall be used for the Borrower's working capital purposes."

                 3. Section 7.13 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the word "Neither" at the beginning of the third sentence and inserting in lieu thereof the phrase "Except as set forth on Schedule VIII, neither" and (ii) adding the following new sentences to the end of Section 7.13: "On the Second Amendment Effective Date and after giving effect to the Phase One Recapitalization Transaction, the partnership interests in the

Borrower and each of its Subsidiaries, and all owners of any equity interest (including the right to acquire any equity interest) therein, shall be as set forth on Part A of Schedule VIII. After giving effect to the Phase Two Recapitalization Transaction, the partnership interests in the Borrower and each of its Subsidiaries, and all owners of any equity interest (including the right to acquire any equity interest) therein, shall be as set forth on Part B of Schedule VIII. The Borrower shall provide each Bank with a copy of Part B of Schedule VIII upon consummation of the Phase Two Recapitalization Transaction."

                 4. Section 9.03 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(ii) thereof, and inserting "; " in lieu thereof and (ii) inserting at the end thereof, the following: "; (iv) the Borrower may consummate the Phase One Recapitalization Transaction on the Second Amendment Effective Date and the Phase Two Recapitalization Transaction on or before July 31, 1996 and (v) the Borrower may repurchase up to $900,000 principal amount of the Class A-3 Preferred Limited Partnership Interests (to the extent not repurchased in the Phase Two Recapitalization Transaction) at various times on or prior to December 15, 1996 in accordance with Section 3A.2(c)(iii) of the Partnership Agreement of the Borrower, amended and restated as of April 26, 1996."

                 5. Section 9.04 of the Amended and Restated Credit Agreement is hereby amended by deleting the reference to "$3,000,000" therein and inserting "$4,000,000" in lieu thereof.

                 6. Section 9.06 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the number "three" appearing in clause (ii) thereof and inserting the number "seven" in lieu thereof, (ii) deleting the word "and" at the end of clause (iv) thereof and inserting ";" in lieu thereof, (iii) inserting the words "to industry accreditation standards or" after the word "pursuant" in clause (v)(y) and (iv) inserting the following clause at the end thereof:

                 "; (vi) the Borrower may (x) make loans to certain members of management of the Borrower for the purpose of acquiring common limited partnership interests in the Borrower and Class A-1 Preferred Limited Partnership Interests in the Borrower and (y) make loans and advances in the Ordinary Course of Business to certain members of management of the Borrower for moving, travel and emergency expenses and other similar expenses, so long as the aggregate principal amount of all such loans and advances made under this Section 9.06(vi) at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000."

                 7. Section 9.07 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the following:

         "(i) the Borrower may pay an annual management fee of $300,000 to Craig Capital payable in equal semi-annual installments on each six-month anniversary of the Original Effective Date,"

and inserting the following in lieu thereof:

         "(i) the Borrower may pay an annual management fee of $400,000 to Craig, Sarda & Co., Inc. payable in equal quarterly installments on each three-month anniversary of the Original Effective Date,"

(ii) deleting the word "and" at the end of clause (ii) thereof, and inserting ", " in lieu thereof and
(iii) inserting the following clause at the end thereof:

         ", (iv) the Borrower may consummate the Phase One Recapitalization Transaction on the Second Amendment Effective Date (and pay certain related costs and expenses on an installment basis) and the Phase Two Recapitalization Transaction on or before July 31, 1996 and (v) the Borrower may repurchase up to $450,000 principal amount of the Class A-3 Preferred Limited Partnership Interests owned by certain Affiliates (to the extent not repurchased in the Phase Two Recapitalization Transaction) at various times on or prior to December 15, 1996 in accordance with Section 3A.2(c)(iii) of the Partnership Agreement of the Borrower, amended and restated as of April 26, 1996."

                 8. Section 9.08(c) of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.08(c):

         "(c) In addition to the amounts set forth in clauses (a) and (b) of this Section 9.08, the Borrower and its Subsidiaries may make MIS Acquisitions so long as the aggregate amount thereof does not exceed during any fiscal year the amount set forth opposite such fiscal year below:

                Fiscal
                 Year                                         Amount
                 ----                                         ------
                 1996                                       $6,000,000
                 1997                                       $3,000,000
                 1998                                       $1,000,000
                 1999                                       $1,000,000"

                 9. Section 9.09 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.09:

         "9.09 Minimum EBITDA. The Borrower will not permit its Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) ending on each date set forth below to be less than the amount set forth opposite such date:

                 Fiscal Quarter                             Minimum
                     Ended                                   Amount
                 --------------                             --------
                 March 31, 1996                            $8,000,000
                 June 30, 1996                             $9,500,000

                 September 30, 1996                                             $11,000,000
                 December 31, 1996                                              $13,500,000
                 March 31, 1997                                                 $14,250,000
                 June 30, 1997 and                                              $15,000,000
                 for each fiscal quarter
                 thereafter"

                 10. Section 9.10 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting "[Intentionally Omitted]" in lieu thereof.

                 11. Section 9.11 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.11:

         "9.11 Interest Coverage Ratio. The Borrower will not permit the ratio of its Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) to its Consolidated Interest Expense for the period of four consecutive fiscal quarters (taken as one accounting period) in any fiscal quarter ending on a date set forth below to be less than the ratio set forth opposite such date:

                 Fiscal Quarter
                     Ended                                                    Ratio
                 --------------                                              -------
                 March 31, 1996                                              2.00:1
                 June 30, 1996                                               2.50:1
                 September 30, 1996                                          2.75:1
                 December 31, 1996                                           3.25:1
                 March 31, 1997                                              4.00:1
                   and thereafter"

                 12. Section 9.12 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.12:

         "9.12   Consolidated Indebtedness to Consolidated EBITDA. The Borrower
         will not permit the ratio of (i) Consolidated Indebtedness on the last day of any fiscal quarter set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, taken as one accounting period, to be greater than the amount set forth below opposite such fiscal quarter:

                 Fiscal Quarter
                     Ended                  Ratio
                 --------------            -------
                 March 31, 1996            4.75:1
                 June 30, 1996             4.00:1

                 September 30, 1996        3.25:1
                 December, 31, 1996        2.75:1
                 March 31, 1997            2.25:1
                 June 30, 1997             2.00:1
                 September 30, 1997        1.75:1
                 December 31, 1997         1.50:1
                 March 31, 1998            1.00:1
                  and thereafter"

                 13. Section 9.18 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.18:

         "9.18 Limitation on Healthcare Adjustments. The aggregate amount of the Healthcare Adjustment for any fiscal year shall not be a loss greater than the amount set forth below opposite such fiscal year:

                 Fiscal
                  Year                      Loss Amount
                  ----                      -----------
                 1996                       $6,000,000
                 1997                       $2,500,000
                 1998                       $3,000,000
                 1999                       $3,500,000"

                 14. Section 11.01 of the Amended and Restated Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

         "Class A-1 Preferred Limited Partnership Interests" shall mean the increasing rate pay-in-kind Class A-1 convertible preferred limited partnership interests in the Borrower as described in the Partnership Agreement of the Borrower, as amended and restated as of April 26, 1996.

         "Class A-2 Preferred Limited Partnership Interests" shall mean the increasing rate pay-in-kind Class A-2 convertible preferred limited partnership interests in the Borrower as described in the Partnership Agreement of the Borrower, as amended and restated as of April 26, 1996.

         "Class A-3 Preferred Limited Partnership Interests" shall mean the increasing rate pay-in-kind Class A-3 convertible preferred limited partnership interests in the Borrower as described in the Partnership Agreement of the Borrower, as amended and restated as of April 26, 1996.

         "Class B Preferred Limited Partnership Interests" shall mean the 5.86% pay-in-kind Class B preferred limited partnership interests in the Borrower as described in the Partnership Agreement of the Borrower, as amended and restated as of April 26, 1996.

         "Equity Repurchase" shall mean the repurchase by the Borrower of an aggregate of 11% of the common limited partnership interests in the Borrower from William Mullis, Everett Southwick and other employee limited partners for an aggregate consideration of up to $3,000,000 in cash and the balance (for a total consideration of no more than $9,900,000) in Class B Preferred Limited Partnership Interests in the Borrower.

         "Phase One Recapitalization Transaction" shall mean collectively, (i) the Phase One Rights Offering, (ii) the repayment of Term Loans in the aggregate amount of $2,109,375, (iii) the repayment of all Revolving Loans then outstanding, (iv) the conversion of all preferred limited partnership interests in the Borrower outstanding prior to the Second Amendment Effective Date into Class A-2 Preferred Limited Partnership Interests and (v) the payment of all fees and expenses incurred in connection with and arising out of the foregoing, (provided however, that the amount of such fees and expenses shall not exceed $1,200,000 in the aggregate, of which up to $900,000 may be paid in Class A-3 Preferred Limited Partnership Interests) and may at the option of the Borrower include the Equity Repurchase, with the result that after giving effect to the Phase One Recapitalization Transaction (but assuming no Equity Repurchase), the partnership interests (and rights to acquire partnership interests) in the Borrower shall be held by the Persons and in the amounts set forth in Part A of Schedule VIII hereto.

         "Phase One Rights Offering" shall mean the issuance of (i) Class A-1 Preferred Limited Partnership Interests in the Borrower, for the aggregate amount of at least $16,900,000 and no more than $30,000,000 and (ii) Class A-3 Preferred Limited Partnership Interests in the Borrower for the aggregate amount of $2,700,000.

         "Phase Two Recapitalization Transaction" shall mean collectively, (i) the Phase Two Rights Offering, (ii) the Equity Repurchase if at the option of the Borrower the same was not included in the Phase One Recapitalization Transaction and (iii) in the event the Phase Two Rights Offering is consummated by July 31 1996, the repurchase by the Borrower of up to $2,800,000 of Class A-3 Preferred Limited Partnership Interests, with the result that after giving effect to the Phase Two Recapitalization Transaction, the partnership interests (and rights to acquire partnership interests) in the Borrower shall be held by the Persons and in the amounts to be set forth in Part B of
         Schedule VIII hereto.

         "Phase Two Rights Offering" shall mean the issuance to persons or entities satisfactory to the Agent on or prior to July 31, 1996 of Class A-1 Preferred Limited Partnership Interests in the Borrower, for an aggregate amount of no more than $30,000,000 less the amount of Class A-1 Preferred Limited Partnership Interests issued in the Phase One Rights Offering.

         "Second Amendment" shall mean the Second Amendment to this Agreement dated April 26, 1996.

         "Second Amendment Effective Date" shall have the meaning provided in the Second Amendment.

                 15. Section 11.01 of the Amended and Restated Credit Agreement is further amended by deleting the definitions of "Consolidated EBITA", "Consolidated Indebtedness", "Consolidated Interest Expense", "Consolidated Net Worth", and "Management Investors" in their entirety and inserting in lieu thereof, if applicable, the following new definitions:

         "Consolidated EBITA" shall mean, for any period, (a) the sum of (i) Consolidated Net Income (before provision for taxes and without giving effect to any extraordinary gains or losses (but after giving effect to accruals for insurance reserves) or gains or losses from sales of assets other than inventory sold in the Ordinary Course of Business) for such period, (ii) Consolidated Interest Expense for such period deducted in arriving at Consolidated Net Income, (iii) the amount of amortization of intangibles deducted in arriving at Consolidated Net Income for such period minus (b) (i) consolidated interest income for such period included in Consolidated Net Income and (ii) extraordinary costs incurred in connection with the Refinancing Transaction and not already included in Consolidated Net Income and (c) plus Healthcare Adjustments (to the extent included in Consolidated Net Income) to the extent they are losses and minus Healthcare Adjustments (to the extent included in Consolidated Net Income) to the extent they are gains; provided, that for purposes of calculating Consolidated EBITA for any period ending on or prior to December 31, 1996, no effect shall be given to the restructuring charge in an amount of up to $6,900,000 recorded by the Borrower in the fourth quarter of 1995.

         "Consolidated Indebtedness" shall mean at any time all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis; provided, that for purposes of calculating Consolidated Indebtedness in Section 9.12, Consolidated Indebtedness shall be reduced by the amount of cash and Cash Equivalents on hand of the Borrower and its Subsidiaries at the time of such calculation.

         "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) payable during such period in respect of all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, for such period (including, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period); provided, that for purposes of calculating Consolidated Interest Expense in Section 9.11 for any period, Consolidated Interest Expense shall be reduced by the amount of interest income derived from investments by the Borrower and its Subsidiaries in cash and Cash Equivalents for such period.

         "Management Investors" shall mean those Persons listed on Schedule IX.

                 16. Pursuant to Section 9.13(iii)(A) of the Amended and Restated Credit Agreement, the Banks party hereto hereby consent to the changes in the Partnership Agreement of the Borrower reflected in the form of the Amended and Restated Agreement of Limited Partnership, dated as of April 26, 1996, attached hereto as Annex C.

                 17. Pursuant to Section 9.13(iv) of the Amended and Restated Credit Agreement, the Banks party hereto hereby consent to the Securities Purchase Agreement and exhibits attached thereto in the form attached hereto as Annex D.

                 18. Pursuant Section 15(vi) and (vii) of the Partnership Pledge and Security Agreement dated as of November 5, 1993 (the "Partner Pledge Agreement") between the partners in the Borrower and the Collateral Agent, the undersigned Banks and the Collateral Agent hereby consent to (i) the creation of security interests and the filing of associated financing statements in favor of the Borrower by certain Management Investors in connection with their acquisition of partnership interests in the Borrower using, in part, funds advanced to them by the Borrower for such purpose and (ii) the creation of a security interest and the filing of associated financing statements in favor of Mr. Charles Craig by Mr. John Sabre in connection with his acquisition of a partnership interest in the Borrower, but in the case of Mr. Sabre only for the period from the Second Amendment Effective Date until May 30, 1996; provided in each case that the security interests described above shall at all times be expressly subordinate to the security interests in all such partnership interests created by such Management Investors and Mr. Sabre in favor of the Collateral Agent for the benefit of the Secured Creditors.

                 19. Pursuant to Section 9.15 of the Amended and Restated Credit Agreement, the Agent and the Banks party hereto hereby (a) consent to the issuance by the Borrower of (i) Class A-1, A-2 and A-3 Preferred Limited Partnership Interests as part of the Phase One Rights Offering and the Phase Two Rights Offering, (ii) Class B Preferred Limited Partnership Interests to William Mullis, Everett Southwick and other employee limited partners and (iii) Class A-1 Preferred Limited Partnership Interests on or prior to July 31, 1996 as a result of a conversion thereto of Class A-3 Preferred Limited Partnership Interests, provided in each case that such partnership interests are pledged to the Collateral Agent pursuant to the Partnership Pledge and Security Agreement dated as of November 5, 1993 and (b) waive execution of a Partner Assumption Agreement by any entity becoming a new partner in the Borrower as of the Second Amendment Effective Date through the exercise of an existing warrant to acquire the same.

                 20. The Amended and Restated Credit Agreement is hereby amended by adding new Schedule VIII (Part A) and Schedule IX in the form attached hereto as Annex A and Annex B, respectively.

                 21. The Banks party hereto hereby waive compliance by the Borrower (i) on or prior to December 31, 1995, with Sections 8.01(c), 9.09, 9.10, 9.11 and 9.12 of the Amended and Restated Credit Agreement and Section
9.03 (to the extent same was previously violated as a result of certain repurchases of common limited partnership interests from departing employees) and (ii) prior to the date hereof, with Section 9.06 (to the extent any non-compliance is cured by the amendments contained in paragraph 6 above) and
Section 9.15 of the Amended and Restated Credit Agreement.

                 22. Representations. To induce the Agent and the Banks to enter into this Amendment, each of the General Partner and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment Effective Date after giving effect to this Amendment, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) the transactions contemplated by this Amendment do not require the consent of any Person other than the Required Banks, including, without limitation, any warrantholders or partners of the Borrower.

                 23. Amendment Effectiveness. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) each of the General Partner, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office,
(ii) the Borrower shall have received aggregate gross cash proceeds of at least $19,000,000 (but not more than $30,000,000) from the Phase One Rights Offering and the Phase One Recapitalization Transaction shall have been consummated (with the resulting repayment of all Revolving Loans), (iii) the Partner Assumption Agreement in the form attached hereto as Annex E and all the required UCC financing statements shall have been fully executed and delivered to the Agent, (iv) the notes issued by certain members of management of the Borrower to the Borrower pursuant to Section 9.06(vi) of the Amended and Restated Credit Agreement (as amended hereby) shall have been pledged to the Collateral Agent pursuant to the Borrower Pledge Agreement, dated as of November 5, 1994, (v) the Borrower shall have paid to the Agent all fees and compensation as have been agreed to in writing by the Borrower and the Agent and all unpaid costs and expenses (including legal fees and expenses) of the Agent and (vi) the undersigned Banks shall have received a satisfactory opinion of counsel to the Borrower addressing such matters as may be required by the Agent.

                 24. Miscellaneous. (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

         (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         (c) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

         (d) All references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement after giving effect to this Amendment.

                               *       *       *

                 IN WITNESS WHEREOF, each of the parties hereto has caused their duly authorized officers to execute and deliver a counterpart of this Amendment as of the date first above written.

                                       STAFF CAPITAL, L.P.

                                       By its sole general partner,
                                       Staff Acquisition, Inc.


                                       By
                                         ---------------------------
                                         Title:


                                       STAFF ACQUISITION, INC.



                                       By
                                         ---------------------------
                                         Title:


                                       BANQUE PARIBAS,
                                       Individually, as Collateral
                                       Agent and as Agent



                                       By
                                         ---------------------------
                                         Title:

                                       By
                                         ---------------------------
                                         Title:


                                       NATIONSBANK OF FLORIDA, N.A.



                                       By
                                         ---------------------------
                                         Title:


                                       PILGRIM AMERICA PRIME RATE
                                       TRUST


                                       By
                                         ---------------------------
                                         Title:

                               THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                 THIRD AMENDMENT (this "Amendment"), dated as of August 31, 1996, among Staff Acquisition, Inc. (the "General Partner"), Staff Capital, L.P. (the "Borrower"), the lending institutions party to the Amended and Restated Credit Agreement referred to below (the "Banks") and Banque Paribas, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, the General Partner, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 5, 1993 and amended and restated as of December 8, 1994 (as amended by the First Amendment dated June 29, 1995 and the Second Amendment dated April 26, 1996, the "Amended and Restated Credit Agreement");

                 WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as herein provided;


                 NOW, THEREFORE, it is agreed:


                 1. Section 4.02(A)(c) of the Amended and Restated Credit Agreement is hereby amended by deleting all references to "July 31, 1996" contained therein and inserting "August 31, 1996" in lieu thereof.

                 2. Section 9.03 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the reference to "July 31, 1996" contained therein and inserting "August 31, 1996; provided that any equity interests issued pursuant to the Phase Two Recapitalization Transaction which are subject or entitled to mandatory redemption provisions contained in the Partnership Agreement shall not be redeemed without the prior written consent of the Required Banks" in lieu thereof.

                 3. Section 9.07(iv) of the Amended and Restated Credit Agreement is hereby amended by deleting the reference to "July 31, 1996" contained therein and inserting "August 31, 1996" in lieu thereof.

                 4. Section 9.15 of the Amended and Restated Credit Agreement is hereby amended by (i) inserting the phrase, "or any options or warrants to purchase, or instruments convertible into any partnership or other equity interests," immediately after the phrase, "(including pursuant to an Approved Incentive Plan)" contained in the first sentence thereof, (ii) inserting the phrase, "upon issuance or upon conversion or exercise of such options, warrants or other convertible instruments" immediately following the phrase, "partnership interests are pledged" contained in the first sentence thereof and (iii) deleting the phrase "any partnership or other equity interests" and inserting "general or preferred limited partnership interests" in lieu thereof, contained in the second sentence thereof.

                 5.       The definition of "Equity Repurchase" provided in
Section 11.01 of the Amended and Restated Credit Agreement is hereby amended by
(i) deleting the reference to "11%" contained therein and inserting "10.75%" in lieu thereof, (ii) deleting the reference to "$3,000,000" contained therein and inserting "2,902,500" in lieu thereof and (iii) deleting the reference to "$9,900,000" contained therein and inserting "9,675,000" in lieu thereof.

                 6. The definitions of "Phase Two Recapitalization Transaction" and "Phase Two Rights Offering" provided in Section 11.01 of the Amended and Restated Credit Agreement are hereby amended by deleting the references to "July 31, 1996" contained therein and inserting "August 31, 1996" in lieu thereof.

                 7. The definition of "Phase Two Recapitalization" provided in Section 11.01 of the Amended and Restated Credit Agreement is hereby further amended by (i) deleting the "and" immediately preceding the "(iii)" contained therein and inserting "," in lieu thereof and (ii) inserting "and (iv) the payment of fees and expenses incurred in connection with and arising out of the foregoing" at the end thereof.

                 8. The definition of "Phase Two Rights Offering" provided in Section 11.01 of the Amended and Restated Credit Agreement is hereby further amended by (i) inserting the phrase ", or options, warrants or other convertible securities exercisable into Class A-1 Preferred Limited Partnership Interests in the Borrower" immediately following the phrase "Class A-1 Preferred Limited Partnership Interests in the Borrower" the first place it appears therein.

                 9. Pursuant to Section 9.13(iii)(A) of the Amended and Restated Credit Agreement, the Agent and the Banks party hereto hereby consent to the changes to the Amended and Restated Agreement of Limited Partnership, dated as of April 26, 1996, in the form of the Consent attached hereto as Annex A.

                 10. Pursuant to Section 9.13(iv) of the Amended and Restated Credit Agreement, the Agent and the Banks party hereto hereby consent to the execution of the agreements related to equity interests of the Borrower in connection with the Phase Two Recapitalization Transaction.

                 11. Pursuant to Section 9.15 of the Amended and Restated Credit Agreement, the Agent and the Banks party hereto hereby consent to the issuance and the future exercise, if applicable, of equity securities in connection with the Phase Two Recapitalization Transaction, provided that all such newly issued partnership interests are pledged to the Collateral Agent pursuant to the Partner Pledge Agreement.

                 12. Pursuant to 9.2(a) of the Partnership Agreement, the General Partner consents (i) to the pledge of the partnership interests issued in connection with the Phase Two Recapitalization and (ii) to the transfer of such pledged partnership interests to the Collateral Agent pursuant to the remedies contained in the Partner Pledge Agreement).

                 13. Section 22 of the Partner Pledge Agreement is hereby amended by (i) adding the phrase, "or any other obligations of such Person" immediately following the phrase "Obligations of the Borrower" contained therein and (ii) adding the phrase, "except to the extent of the Collateral pledged hereunder by such Person" immediately following the phrase, "under this Agreement" contained therein.

                 14. Representations. To induce the Agent and the Banks to enter into this Amendment, each of the General Partner and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Third Amendment Effective Date after giving effect to this Amendment, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) the transactions contemplated by this Amendment do not require the consent of any Person other than the Required Banks, including, without limitation, any warrantholders or partners of the Borrower.

                 15. Amendment Effectiveness. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each of the General Partner, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office,
(ii) the Partner Assumption Agreement in the form attached hereto as Annex B and all the required UCC financing statements shall have been fully executed and delivered to the Agent and (iii) the Borrower shall have paid to the Agent all fees and compensation as have been agreed to in writing by the Borrower and the Agent and all unpaid costs and expenses (including legal fees and expenses) of the Agent.

                 16. Miscellaneous. (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

         (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         (c) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

         (d) All references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement after giving effect to this Amendment.

                               *       *       *

                 IN WITNESS WHEREOF, each of the parties hereto has caused their duly authorized officers to execute and deliver a counterpart of this Amendment as of the date first above written.

                                       STAFF CAPITAL, L.P.

                                       By its sole general partner,
                                       Staff Acquisition, Inc.


                                       By
                                         ---------------------------
                                         Title:


                                       STAFF ACQUISITION, INC.



                                       By
                                         ---------------------------
                                         Title:


                                       BANQUE PARIBAS,
                                       Individually, as Collateral
                                       Agent and as Agent



                                       By
                                         ---------------------------
                                         Title:

                                       By
                                         ---------------------------
                                         Title:


                                       NATIONSBANK OF FLORIDA, N.A.



                                       By
                                         ---------------------------
                                         Title:


                                       PILGRIM AMERICA PRIME RATE
                                       TRUST


                                       By
                                         ---------------------------
                                         Title:

                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                 FOURTH AMENDMENT (this "Amendment"), dated as of November __, 1996, among Staff Acquisition, Inc. (the "General Partner"), Staff Capital, L.P. (the "Borrower"), the lending institutions party to the Amended and Restated Credit Agreement referred to below (the "Banks") and Banque Paribas, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, the General Partner, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 5, 1993 and amended and restated as of December 8, 1994 (as amended as of the date hereof, the "Amended and Restated Credit Agreement");

                 WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as herein provided;


                 NOW, THEREFORE, it is agreed:


                 1. Section 9.06 of the Amended and Restated Credit Agreement is hereby amended by deleting the number "$1,000,000" appearing in clause (vi) thereof and inserting the number "$2,000,000" in lieu thereof.

                 2. Section 9.09 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.09:

         "9.09 Minimum EBITDA. The Borrower will not permit its Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) ending on each date set forth below to be less than the amount set forth opposite such date:

                 Fiscal Quarter                                                 Minimum
                     Ended                                                       Amount
                 --------------                                                 --------
                 September 30, 1996                                             $9,000,000
                 December 31, 1996                                              $11,500,000
                 March 31, 1997                                                 $12,250,000
                 June 30, 1997                                                  $13,250,000


                 September 30, 1997                                             $14,000,000
                 December 31, 1997 and                                          $15,000,000
                 for each fiscal quarter
                 thereafter"

                 3. Representations. To induce the Agent and the Banks to enter into this Amendment, each of the General Partner and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fourth Amendment Effective Date after giving effect to this Amendment, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) the transactions contemplated by this Amendment do not require the consent of any Person other than the Required Banks, including, without limitation, any warrantholders or partners of the Borrower.

                 4. Amendment Effectiveness. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) each of the General Partner, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office and
(ii) the Borrower shall have paid to the Agent all fees and compensation as have been agreed to in writing by the Borrower and the Agent and all billed and unpaid costs and expenses (including legal fees and expenses) of the Agent.

                 5. Miscellaneous. (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

         (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         (c) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

         (d) All references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement after giving effect to this Amendment.

                               *       *       *

                 IN WITNESS WHEREOF, each of the parties hereto has caused their duly authorized officers to execute and deliver a counterpart of this Amendment as of the date first above written.

                                       STAFF CAPITAL, L.P.

                                       By its sole general partner,
                                       Staff Acquisition, Inc.


                                       By
                                         ---------------------------
                                         Title:


                                       STAFF ACQUISITION, INC.



                                       By
                                         ---------------------------
                                         Title:


                                       BANQUE PARIBAS,
                                       Individually and as Agent



                                       By
                                         ---------------------------
                                         Title:

                                       By
                                         ---------------------------
                                         Title:


                                       NATIONSBANK OF FLORIDA, N.A.



                                       By
                                         ---------------------------
                                         Title:


                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By
                                         ---------------------------
                                         Title:

                              FIFTH AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT


        FIFTH AMENDMENT (this "Amendment"), dated as of March 5, 1997, among Staff Acquisition, Inc. (the "General Partner"), Staff Capital, L.P. (the "Borrower"), the lending institutions party to the Amended and Restated Credit Agreement referred to below (the "Banks") and Banque Paribas, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.

                             W I T N E S S E T H:

        WHEREAS, the General Partner, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 5, 1993 and amended and restated as of December 8, 1994 (as amended as of the date hereof, the "Amended and Restated Credit Agreement");

        WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as herein provided;

        NOW, THEREFORE, it is agreed:

        1. Section 9.09 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.09:

   "9.09 Minimum EBITDA. The Borrower will not permit its Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) ending on each date set forth below to be less than the amount set forth opposite such date:

        Fiscal Quarter                          Minimum
           Ended                                Amount
        --------------                          -------

        December 31, 1996                       $11,500,000
        March 31, 1997                          $12,760,000

        June 30, 1997                           $13,460,000
        September 30, 1997                      $16,885,000
        December 31, 1997 and                   $19,500,000
        for each fiscal quarter
        thereafter"

        2. Section 9.18 of the Amended and Restated Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.18:

     "9.18 Limitation on Healthcare Adjustments. The aggregate amount of Adjustment for any fiscal year shall not be a loss greater than the amount set forth below opposite such fiscal year:

        Fiscal Year                             Loss Amount
        -----------                             -----------

        1996                                    $10,500,000
        1997                                    $ 6,500,000
        1998                                    $ 4,000,000
        1999                                    $ 3,500,000

        3. Representations. To induce the Agent and the Banks to enter into this Amendment, each of the General Partner and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fifth Amendment Effective Date (as hereinafter defined) after giving effect to this Amendment, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) the transactions contemplated by this Amendment do not require the consent of any Person other than the Required Banks, including, without limitation, any warrantholders or partners of the Borrower.

        4. Amendment Effectiveness. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) each of the General Partner, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office and (ii) the Borrower shall have paid to the Agent all fees and compensation as have been agreed to in writing by the Borrower and the Agent and all billed and unpaid costs and expenses (including legal fees and expenses) of the Agent.

        5. Miscellaneous. (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

   (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

   (c) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

   (d) All references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement after giving effect to this Amendment.


                                *     *     *

        IN WITNESS WHEREOF, each of the parties hereto has caused their duly authorized officers to execute and deliver a counterpart of this Amendment as of the date first above written.

                                                 STAFF CAPITAL, L.P.

                                                 By its sole general partner,
                                                 Staff Acquisition, Inc.


                                                 By: /s/ Richard Goldman
                                                    ---------------------------
                                                    Title: President


                                                 STAFF ACQUISITION, INC.


                                                 By: /s/ Richard Goldman
                                                    ---------------------------
                                                    Title: President


                                                 BANQUE PARIBAS,
                                                 Individually and as Agent


                                                 By: /s/
                                                    ---------------------------
                                                    Title: Vice President


                                                 By: /s/
                                                    ---------------------------
                                                    Title: Managing Director


                                                 NATIONSBANK OF FLORIDA, N.A.


                                                 By: /s/
                                                    ---------------------------
                                                    Title: Vice President

                                                    PILGRIM AMERICA PRIME RATE
                                                    TRUST



                                                    By /s/ Michael J. Bacevila
                                                      --------------------------
                                                      Title: MICHAEL J. BACEVILA
                                                             VICE PRESIDENT